                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act File Number: 811-01241
                                                      ---------

                            Eaton Vance Growth Trust
               --------------------------------------------------
               (Exact Name of registrant as Specified in Charter)

     The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
     -----------------------------------------------------------------------
                    (Address of Principal Executive Offices)

                                 Alan R. Dynner
     The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
     -----------------------------------------------------------------------
                    (Name and Address of Agent for Services)

                                 (617) 482-8260
                         -------------------------------
                         (registrant's Telephone Number)

                                  September 30
                             -----------------------
                             Date of Fiscal Year End

                               September 30, 2004
                            ------------------------
                            Date of Reporting Period

ITEM 1.  REPORTS TO STOCKHOLDERS

[ATLANTA CAPITAL LOGO]

[GRAPHIC IMAGE]

ANNUAL REPORT SEPTEMBER 30, 2004

[GRAPHIC IMAGE]

EATON VANCE-
ATLANTA
CAPITAL
INTERMEDIATE
BOND
FUND

[GRAPHIC IMAGE]

                                EATON VANCE FUNDS
                             EATON VANCE MANAGEMENT
                         BOSTON MANAGEMENT AND RESEARCH
                         EATON VANCE DISTRIBUTORS, INC.

                                 PRIVACY NOTICE

The Eaton Vance organization is committed to ensuring your financial privacy. This notice is being sent to comply with privacy regulations of the Securities and Exchange Commission. Each of the above financial institutions has in effect the following policy with respect to nonpublic personal information about its customers:

- Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected.

- None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account).

- Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

For more information about Eaton Vance's privacy policies, call: 1-800-262-1122.

                                IMPORTANT NOTICE
                              REGARDING DELIVERY OF
                              SHAREHOLDER DOCUMENTS

The Securities and Exchange Commission permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

EATON VANCE, OR YOUR FINANCIAL ADVISER, MAY HOUSEHOLD THE MAILING OF YOUR DOCUMENTS INDEFINITELY UNLESS YOU INSTRUCT EATON VANCE, OR YOUR FINANCIAL ADVISER, OTHERWISE.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.


The Fund will file a schedule of its portfolio holdings on Form N-Q with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year. The Fund's Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).


From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures without charge, upon request, by calling 1-800-262-1122. This description is also available on the Securities and Exchange Commission's website at http://www.sec.gov.

EATON VANCE-ATLANTA CAPITAL INTERMEDIATE BOND FUND as of September 30, 2004 MANAGEMENT DISCUSSION OF FUND PERFORMANCE

[PHOTO OF GREGORY L. COLEMAN AND JAMES A. WOMACK]

Gregory L. Coleman
James A. Womack

THE FUND

- During the year ended September 30, 2004, the Fund's Class I shares had a total return of 2.05%, the result of a decrease in net asset value (NAV) per share to $9.91 on September 30, 2004, from $10.06 on September 30, 2003, and the reinvestment of $0.311 per share in dividends and $0.039 per share in capital gains distributions.(1) Based on the most recent dividend and NAV on September 30, 2004 of $9.91 per share for Class I, the Fund's distribution rate was 3.53%.(2) The SEC 30-day yield for Class I shares at September 30, 2004 was 2.60%.(3)

- For comparison, the Fund's benchmark, the Lehman U.S. Intermediate Aggregate Index, had a return of 3.38% for the same period.(4)

MANAGEMENT DISCUSSION

- The Fund's underweighting in mortgage-backed securities and corporate bonds detracted from its relative performance, as the two sectors were strong performers.

- The Fund's positioning along the yield curve, with relatively higher concentrations in the short and long end of the yield curve, was a positive contributor to overall performance. Additionally, the Fund's substantial weighting in asset-backed securities also contributed to performance, as did the Fund's shorter-than-benchmark duration.

- All four of the major investment grade sectors (corporates, asset-backeds, mortgage-backeds and agencies) outperformed equivalent maturity Treasuries over the last year. Corporate bonds were the best-performing sector, outperforming Treasuries by 1.8%. Lower-quality bonds within the investment grade corporate sector were the best-performing category.

- Close behind corporates, asset-backed securities (ABS) outperformed similar duration Treasuries by 1.5%, led by the manufactured housing and home equity sectors of the ABS market. Mortgage-backed securities produced 1.4% of excess return over Treasuries. This was considerably better than last year and was largely the result of reduced volatility in mortgage prepayments. Though agencies were the worst performing of the non-Treasury sectors, they managed to beat Treasury returns by 0.4%. This sector was negatively impacted, however, by increased regulatory and investor scrutiny over the last year.

- The economic crosscurrents of strong growth, low, but rising inflation, less accommodative monetary policy, and $50 a barrel oil combined to produce volatile quarterly fixed-income returns for the year ended September 30, 2004. As an example, the Fund's benchmark posted its worst quarterly return in 10 years for the quarter ending June 30, 2004 (returning -1.97%) and, in the very next quarter, had its highest quarterly return in two years, returning 2.69%.(4)

- For the 12 months ending September 30, 2004, our nation's GDP is estimated to have grown at a 4.6% annual rate. At the same time, the unemployment rate fell from 6.3% to 5.4%, with net job creation going from losses of 34,000 per month to additions of 143,000 per month as of September 30, 2004. Additionally, corporate profits had their second double-digit increase in as many years.

- A year ago, the consumer price index (CPI) was rising at a 2.3% annual rate. For the year ended September 30, 2004, this inflation measure rose at a slightly higher rate of 2.5%. The "core" CPI (which excludes volatile food and energy prices) increased more sharply to 2.0% from 1.1% over the same period.

- Having put aside any deflation fears left over from 2003, the Federal Reserve raised the key short-term federal funds rate in June, August, and September 2004 (in 0.25% increments) to 1.75%.

THE VIEWS EXPRESSED IN THIS REPORT ARE THOSE OF THE PORTFOLIO MANAGERS AND ARE CURRENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THESE VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS, AND THE INVESTMENT ADVISER DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FUND ARE BASED ON MANY FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY EATON VANCE FUND.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. RETURNS ARE HISTORICAL AND ARE CALCULATED BY DETERMINING THE PERCENTAGE CHANGE IN NET ASSET VALUE OR OFFERING PRICE (AS APPLICABLE) WITH ALL DISTRIBUTIONS REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE IS FOR STATED TIME PERIOD ONLY; DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN QUOTED. FOR PERFORMANCE AS OF THE MOST RECENT MONTH-END, PLEASE REFER TO www.eatonvance.com.

  MUTUAL FUND SHARES ARE NOT INSURED BY THE FDIC AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE SUBJECT
       TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED.

  (1)RETURNS ARE HISTORICAL AND ARE CALCULATED BY DETERMINING THE PERCENTAGE CHANGE IN NET ASSET VALUE WITH ALL DISTRIBUTIONS REINVESTED. CLASS I SHARES ARE NOT SUBJECT TO A SALES CHARGE. (2)THE FUND'S DISTRIBUTION RATE REPRESENTS ACTUAL DISTRIBUTIONS PAID TO SHAREHOLDERS AND IS CALCULATED DAILY BY DIVIDING THE LAST DISTRIBUTION PER SHARE (ANNUALIZED) BY THE NET ASSET VALUE. (3)THE FUND'S SEC YIELD IS CALCULATED BY DIVIDING THE NET INVESTMENT INCOME PER SHARE FOR THE 30-DAY PERIOD BY THE OFFERING PRICE AT THE END OF THE PERIOD AND ANNUALIZING THE RESULT. (4)IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. THE INDEX'S TOTAL RETURN DOES NOT REFLECT COMMISSIONS OR EXPENSES THAT WOULD HAVE BEEN INCURRED IF AN INVESTOR INDIVIDUALLY PURCHASED OR SOLD THE SECURITIES REPRESENTED IN THE INDEX.

EATON VANCE-ATLANTA CAPITAL INTERMEDIATE BOND FUND as of September 30, 2004 PERFORMANCE

PERFORMANCE**                                              CLASS I
------------------------------------------------------------------
Average Annual Total Returns (at net asset value)

One Year                                                      2.05%
Life of Fund++                                                4.52%

++Inception Date - Class I: 4/30/02

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
ATLANTA CAPITAL INTERMEDIATE BOND FUND, CLASS I
VS. THE LEHMAN U.S. INTERMEDIATE AGGREGATE INDEX* AND THE
LEHMAN GOVT/CREDIT (EX-Baa) + ABS + MBS INDEX*

                       April 30, 2002 - September 30, 2004

               ATLANTA CAPITAL INTERMEDIATE     LEHMAN U.S. INTERMEDIATE     LEHMAN GOV'T/CREDIT
               BOND FUND, CLASS I               AGGREGATE INDEX              (EX-BAA) + ABS + MBS INDEX
 4/30/2002                            10000                        10000                          10000
 5/31/2002                         10089.07                  10087.65832                    10083.05682
 6/30/2002                         10207.34                  10175.92547                    10184.84082
 7/31/2002                         10347.47                  10297.62375                    10330.64339
 8/31/2002                         10437.56                  10420.79169                    10441.19046
 9/30/2002                         10567.33                  10560.03706                    10578.34297
10/31/2002                         10544.49                  10553.20683                    10578.08017
11/30/2002                         10509.05                  10540.67159                    10549.92077
12/31/2002                          10656.6                  10721.37368                    10722.16939
 1/31/2003                         10646.28                  10732.06206                    10729.06525
 2/28/2003                         10748.87                  10851.57482                     10840.6615
 3/31/2003                         10748.57                  10857.93641                    10841.43686
 4/30/2003                         10789.87                  10925.11326                    10896.79344
 5/31/2003                         10928.46                  11060.84775                    11016.12953
 6/30/2003                         10905.71                  11063.21465                    11016.09992
 7/31/2003                         10679.78                  10796.79848                    10757.58247
 8/31/2003                         10711.82                  10843.65539                    10805.64548
 9/30/2003                         10905.04                  11083.50167                    11034.19621
10/31/2003                          10805.7                  11006.00201                    10957.88168
11/30/2003                         10810.78                    11024.163                    10971.55874
12/31/2003                         10891.43                  11130.21022                    11074.06406
 1/31/2004                         10940.31                  11202.93682                    11143.27086
 2/29/2004                         11020.56                  11309.34289                    11247.38856
 3/31/2004                         11091.71                  11382.44931                    11317.07195
 4/30/2004                         10908.07                  11138.24896                    11079.15752
 5/31/2004                         10868.82                  11099.16991                    11044.50029
 6/30/2004                          10896.3                   11157.7053                    11103.79443
 7/31/2004                         10973.81                  11254.53728                    11196.91302
 8/31/2004                         11118.53                  11438.71847                    11375.72044
 9/30/2004                         11128.26                   11457.6475                    11390.48477

[CHART]

FUND SECTOR WEIGHTINGS+
By net assets

Mortgage-Backed Securities                   3.8%
U.S. Treasury Obligations                   12.2%
U.S. Government Agencies                    17.5%
Collateralized Mortgage Obligations         29.1%
Corporate Bonds and Notes                   14.7%
Asset-Backed Securities                     20.3%

+ Fund Sector Weightings are determined by dividing the total market value of the holdings by the net assets of the Fund. Because the Fund is actively managed, Fund Sector Weightings are subject to change.

*  Source: Thomson Financial; Lehman Brothers.
   The chart compares the Fund's total returns with those of the Lehman U.S. Intermediate Aggregate Index, a broad-based index of intermediate-maturity bonds, and the Lehman Govt/Credit (Ex-Baa) + ABS + MBS Index, a market-value weighted index that covers U.S. investment-grade, fixed-rate bonds rated A3 or better by Moody's Investors Service, Inc., with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. Securities included in both Indexes are U.S. domestic, taxable and dollar-denominated. Returns are calculated by determining the percentage change in net asset value with all distributions reinvested. The lines on the chart represent the total returns of $10,000 hypothetical investments in the Fund's Class I shares and in the Indexes. The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Indexes' total returns do not reflect any commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indexes. It is not possible to invest directly in an Index.
** Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Class I shares are not subject to a sales charge.

 PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. RETURNS ARE HISTORICAL AND
    ARE CALCULATED BY DETERMINING THE PERCENTAGE CHANGE IN NET ASSET VALUE OR OFFERING PRICE (AS APPLICABLE) WITH ALL DISTRIBUTIONS REINVESTED. INVESTMENT
 RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE IS FOR THE STATED TIME
  PERIOD ONLY; DUE TO MARKET VOLATILITY, THE FUND'S CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE QUOTED RETURN. FOR PERFORMANCE AS OF THE MOST RECENT
                 MONTH-END, PLEASE REFER TO www.eatonvance.com.

EATON VANCE-ATLANTA CAPITAL INTERMEDIATE BOND FUND as of September 30, 2004 FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2004 - September 30, 2004).

Actual Expenses: The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                   EATON VANCE-ATLANTA INTERMEDIATE BOND FUND

                                   BEGINNING ACCOUNT VALUE     ENDING ACCOUNT VALUE     EXPENSES PAID DURING PERIOD*
                                           (4/1/04)                  (9/30/04)               (4/1/04 - 9/30/04)
     ---------------------------------------------------------------------------------------------------------------
     Actual
     Class I                             $  1,000.00               $  1,003.30                    $  3.76

     Hypothetical
     (5% return before expenses)
     Class I                             $  1,000.00               $  1,021.30                    $  3.79

     * Expenses are equal to the Fund's annualized expense ratio of 0.75% for Class I shares, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2004.

EATON VANCE-ATLANTA CAPITAL INTERMEDIATE BOND FUND as of September 30, 2004

PORTFOLIO OF INVESTMENTS

ASSET BACKED SECURITIES -- 20.3%

                                                          PRINCIPAL
                                                          AMOUNT
SECURITY                                                  (000'S OMITTED)  VALUE
----------------------------------------------------------------------------------------
American Express Credit Account Master Trust,
Series 2003-3, Class A, 1.23%, 11/15/10                       $    475     $     476,269
Capital One Auto Finance Trust,
Series 2003-B, Class A2, 1.64%, 5/15/06                            176           175,474
Capital One Prime Auto Receivables Trust,
Series 2003-1, Class A3, 1.97%, 4/15/07                            197           196,456
Carmax Auto Owner Trust,
Series 2002-2, Class A4, 3.34%, 2/15/08                            250           252,388
Carmax Auto Owner Trust,
Series 2003-2, Class A4, 3.07%, 10/15/10                           300           298,980
Chase Manhattan Auto Owner Trust,
Series 2003-B, Class A3, 1.82%, 7/16/07                            500           497,616
Chemical Master Credit Card Trust,
Series 1996-2, Class A, 5.98%, 9/15/08                             175           181,780
Countrywide Home Loan,
Series 2004-7, Class AF3, 3.903%, 1/25/31                          150           149,830
----------------------------------------------------------------------------------------

TOTAL ASSET BACKED SECURITIES
   (IDENTIFIED COST, $2,236,555)                                           $   2,228,793
----------------------------------------------------------------------------------------

CORPORATE BONDS & NOTES -- 14.7%

                                                          PRINCIPAL
                                                          AMOUNT
SECURITY                                                  (000'S OMITTED)  VALUE
----------------------------------------------------------------------------------------
Citigroup, Inc., 6.50%, 1/18/11                               $    250     $     280,844
Countrywide Home Loan, 5.625%, 7/15/09                             250           266,409
Emerson Electric, 7.125%, 8/15/10                                  200           230,906
Morgan Stanley, 5.30%, 3/1/13                                      250           256,666
Target Corp., 7.50%, 8/15/10                                       250           294,358
Verizon Global Funding Corp., 7.375%, 9/1/12                       250           292,387
----------------------------------------------------------------------------------------

TOTAL CORPORATE BONDS & NOTES
   (IDENTIFIED COST, $1,510,646)                                           $   1,621,570
----------------------------------------------------------------------------------------

COLLATERALIZED MORTGAGE OBLIGATIONS -- 29.1%

                                                          PRINCIPAL
                                                          AMOUNT
SECURITY                                                  (000'S OMITTED)  VALUE
----------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.,
Series 1589, Class N, 6.25%, 4/15/23                          $     65     $      65,602
Federal Home Loan Mortgage Corp.,
Series 1614, Class J, 6.25%, 11/15/22                               27            27,426
Federal Home Loan Mortgage Corp.,
Series 2098, Class VA, 6.00%, 10/15/05                        $     35     $      35,783
Federal Home Loan Mortgage Corp.,
Series 2602, Class QD, 3.50%, 9/15/14                              273           274,096
Federal Home Loan Mortgage Corp.,
Series 2631, Class LA, 4.00%, 6/15/11                              468           472,268
Federal Home Loan Mortgage Corp.,
Series 2676, Class JA, 4.00%, 8/15/13                              500           504,286
Federal Home Loan Mortgage Corp.,
Series 2720, Class DA, 4.50%, 4/15/12                              400           407,457
Federal Home Loan Mortgage Corp.,
Series 2836, Class DG, 5.00%, 6/15/16                              150           154,377
Federal National Mortgage Assn.,
Series 2002-57, Class BA, 6.00%, 6/25/29                            47            47,670
Federal National Mortgage Assn.,
Series 2003-128, Class KG, 4.00%, 12/25/11                         291           292,695
Federal National Mortgage Assn.,
Series 2003-14, Class AQ, 3.50%, 3/25/33                           244           241,539
Federal National Mortgage Assn.,
Series 2003-57, Class KB, 4.50%, 12/25/12                          500           508,180
Residential Funding Mortgage Securities I,
Series 2002-S16, Class A10, 5.50%, 10/25/17                        161           165,391
----------------------------------------------------------------------------------------

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
   (IDENTIFIED COST, $3,237,862)                                           $   3,196,770
----------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES -- 17.5%

                                                          PRINCIPAL
                                                          AMOUNT
SECURITY                                                  (000'S OMITTED)  VALUE
----------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.,
5.875%, 3/21/11                                               $    200     $     217,407
Federal Home Loan Mortage Corp.,
6.875%, 1/15/05                                                  1,050         1,065,002
Federal National Mortgage Assn.,
4.375%, 9/15/12                                                    265           264,927
Federal National Mortgage Assn.,
4.625%, 10/15/14                                                   100            99,830
Federal National Mortgage Assn.,
6.25%, 2/1/11                                                      250           276,381
----------------------------------------------------------------------------------------

TOTAL U.S. GOVERNMENT AGENCIES
   (IDENTIFIED COST, $1,878,068)                                           $   1,923,547
----------------------------------------------------------------------------------------

                        See notes to financial statements

MORTGAGE-BACKED SECURITIES -- 3.8%

                                                          PRINCIPAL
                                                          AMOUNT
SECURITY                                                  (000'S OMITTED)  VALUE
----------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.,
Pool #40402, 5.50%, 1/1/07                                    $     12     $      12,093
Federal National Mortgage Assn.,
Pool #725546, 4.50%, 6/1/19                                        403           401,338
----------------------------------------------------------------------------------------

TOTAL MORTGAGE-BACKED SECURITIES
   (IDENTIFIED COST, $412,605)                                             $     413,431
----------------------------------------------------------------------------------------

U.S. TREASURY OBLIGATIONS -- 12.2%

                                                          PRINCIPAL
                                                          AMOUNT
SECURITY                                                  (000'S OMITTED)  VALUE
----------------------------------------------------------------------------------------
U.S. Treasury Note, 3.875%, 2/15/13                           $    800     $     795,250
U.S. Treasury Note, 4.25%, 8/15/14                                 300           303,141
U.S. Treasury Note, 4.75%, 5/15/14                                 150           157,500
U.S. Treasury Strip, 0.00%, 5/15/09                                 95            81,292
----------------------------------------------------------------------------------------

TOTAL U.S. TREASURY OBLIGATIONS
   (IDENTIFIED COST, $1,289,190)                                           $   1,337,183
----------------------------------------------------------------------------------------

TOTAL INVESTMENTS -- 97.6%
   (IDENTIFIED COST $10,564,926)                                           $  10,721,294
----------------------------------------------------------------------------------------

OTHER ASSETS, LESS LIABILITIES -- 2.4%                                     $     265,821
----------------------------------------------------------------------------------------

NET ASSETS -- 100.0%                                                       $  10,987,115
----------------------------------------------------------------------------------------

                        See notes to financial statements

EATON VANCE-ATLANTA CAPITAL INTERMEDIATE BOND FUND as of September 30, 2004

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF SEPTEMBER 30, 2004

ASSETS

Investments, at value
   (identified cost, $10,564,926)                 $    10,721,294
Cash                                                      903,316
Receivable for Fund shares sold                             3,425
Receivable from the Administrator                          43,252
Interest receivable                                        56,056
-----------------------------------------------------------------
TOTAL ASSETS                                      $    11,727,343
-----------------------------------------------------------------

LIABILITIES

Payable for investments purchased                 $       707,013
Accrued expenses                                           33,215
-----------------------------------------------------------------
TOTAL LIABILITIES                                 $       740,228
-----------------------------------------------------------------
NET ASSETS                                        $    10,987,115
-----------------------------------------------------------------

SOURCES OF NET ASSETS

Paid-in capital                                   $    10,819,636
Accumulated distributions in excess of
   net realized gain (computed on the
   basis of identified cost)                               (1,829)
Accumulated undistributed net investment
   income                                                  12,940
Net unrealized appreciation (computed on
   the basis of identified cost)                          156,368
-----------------------------------------------------------------
TOTAL                                             $    10,987,115
-----------------------------------------------------------------

CLASS I SHARES

NET ASSETS                                        $    10,987,115
SHARES OUTSTANDING                                      1,108,612
NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE
   (net assets DIVIDED BY shares of
      beneficial interest outstanding)            $          9.91
-----------------------------------------------------------------

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
SEPTEMBER 30, 2004

INVESTMENT INCOME

Interest                                          $       396,179
-----------------------------------------------------------------
TOTAL INVESTMENT INCOME                           $       396,179
-----------------------------------------------------------------

EXPENSES

Investment adviser fee                            $        45,944
Trustees' fees and expenses                                   153
Distribution and service fees
   Class R                                                  4,906
Legal and accounting services                              31,399
Custodian fee                                              21,166
Transfer and dividend disbursing agent fees                 4,528
Printing and postage                                        2,122
Registration fees                                          22,305
Miscellaneous                                               1,747
-----------------------------------------------------------------
TOTAL EXPENSES                                    $       134,270
-----------------------------------------------------------------
Deduct --
   Reduction of custodian fee                     $            12
   Allocation of expenses to the
      Administrator                                        43,252
-----------------------------------------------------------------
TOTAL EXPENSE REDUCTIONS                          $        43,264
-----------------------------------------------------------------

NET EXPENSES                                      $        91,006
-----------------------------------------------------------------

NET INVESTMENT INCOME                             $       305,173
-----------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) --
   Investment transactions (identified
      cost basis)                                 $        73,781
-----------------------------------------------------------------
NET REALIZED GAIN                                 $        73,781
-----------------------------------------------------------------
Change in unrealized appreciation
   (depreciation) --
   Investments (identified cost basis)            $      (147,090)
-----------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION)                                 $      (147,090)
-----------------------------------------------------------------

NET REALIZED AND UNREALIZED LOSS                  $       (73,309)
-----------------------------------------------------------------

NET INCREASE IN NET ASSETS FROM OPERATIONS        $       231,864
-----------------------------------------------------------------

                        See notes to financial statements

STATEMENTS OF CHANGES IN NET ASSETS

                                                      YEAR ENDED           YEAR ENDED
                                                      SEPTEMBER 30, 2004   SEPTEMBER 30, 2003
---------------------------------------------------------------------------------------------
INCREASE (DECREASE)
IN NET ASSETS

From operations --
   Net investment income                                   $     305,173        $     304,767
   Net realized gain from
      investment transactions                                     73,781              140,745
   Net change in unrealized
      appreciation (depreciation)
      from investments                                          (147,090)             (95,026)
---------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM OPERATIONS                 $     231,864        $     350,486
---------------------------------------------------------------------------------------------
Distributions to shareholders --
   From net investment income
      Class I                                              $    (329,400)       $    (399,843)
      Class R                                                    (25,885)              (5,774)
   From net realized gain
      Class I                                                    (43,062)            (279,847)
      Class R                                                     (3,967)                 (66)
---------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                        $    (402,314)       $    (685,530)
---------------------------------------------------------------------------------------------
Transactions in shares of beneficial interest --
   Proceeds from sale of shares
      Class I                                              $   2,826,839        $   3,332,913
      Class R                                                      5,783            1,003,776
   Net asset value of shares issued to
      shareholders in payment of
      distributions declared
      Class I                                                    363,675              675,441
      Class R                                                     28,230                5,840
   Cost of shares redeemed
      Class I                                                 (3,266,425)          (4,538,261)
      Class R                                                 (1,036,548)                  --
---------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
   FUND SHARE TRANSACTIONS                                 $  (1,078,446)       $     479,709
---------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS                      $  (1,248,896)       $     144,665
---------------------------------------------------------------------------------------------

NET ASSETS

At beginning of year                                       $  12,236,011        $  12,091,346
---------------------------------------------------------------------------------------------
AT END OF YEAR                                             $  10,987,115        $  12,236,011
---------------------------------------------------------------------------------------------

ACCUMULATED UNDISTRIBUTED
NET INVESTMENT INCOME
INCLUDED IN NET ASSETS

AT END OF YEAR                                             $      12,940        $          --
---------------------------------------------------------------------------------------------

                        See notes to financial statements

EATON VANCE-ATLANTA CAPITAL INTERMEDIATE BOND FUND as of September 30, 2004

FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

                                                                               CLASS I
                                                               --------------------------------------
                                                                       YEAR ENDED SEPTEMBER 30,
                                                               --------------------------------------
                                                                2004(1)       2003(1)      2002(1)(2)
-----------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                           $  10.060     $  10.370     $   10.000
-----------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS

Net investment income                                          $   0.268     $   0.279     $    0.166
Net realized and unrealized gain (loss)                           (0.068)        0.038          0.397
-----------------------------------------------------------------------------------------------------
TOTAL INCOME FROM OPERATIONS                                   $   0.200     $   0.317     $    0.563
-----------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS

From net investment income                                     $  (0.311)    $  (0.369)    $   (0.193)
From net realized gain                                            (0.039)       (0.258)            --
-----------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                            $  (0.350)    $  (0.627)    $   (0.193)
-----------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR                                 $   9.910     $  10.060     $   10.370
-----------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                                                     2.05%         3.20%          5.67%
-----------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA+

Net assets, end of year (000's omitted)                        $  10,987     $  11,220     $   12,089
Ratios (As a percentage of average daily net assets):
   Net expenses                                                     0.75%         0.75%          0.75%(4)
   Net expenses after custodian fee reduction                       0.75%         0.75%          0.75%(4)
   Net investment income                                            2.70%         2.76%          3.91%(4)
Portfolio Turnover                                                    71%            1%            42%
-----------------------------------------------------------------------------------------------------

+ The operating expenses of the Fund may reflect a reduction of the investment adviser fee and/or an allocation of expenses to the Administrator. Had such actions not been taken, the ratios and net investment income per share would have been as follows:

Ratios (As a percentage of average daily net assets):
   Expenses                                                         1.13%         1.06%         1.25%(4)
   Expenses after custodian fee reduction                           1.13%         1.06%         1.25%(4)
   Net investment income                                            2.32%         2.45%         3.41%(4)
Net investment income per share                                $   0.230     $   0.248     $   0.145
----------------------------------------------------------------------------------------------------

(1) Net investment income per share was computed using average shares outstanding.
(2) For the period from the start of business, April 30, 2002, to September 30, 2002.
(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
(4)  Annualized.

                        See notes to financial statements

EATON VANCE-ATLANTA CAPITAL INTERMEDIATE BOND FUND as of September 30, 2004

NOTES TO FINANCIAL STATEMENTS

1    SIGNIFICANT ACCOUNTING POLICIES

     Eaton Vance - Atlanta Capital Intermediate Bond Fund (formerly Atlanta Capital Intermediate Bond Fund) (the Fund), is a diversified series of Eaton Vance Growth Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940 (the 1940 Act), as amended, as an open-end management investment company. The Fund's investment objective is to balance current income with capital preservation. Under normal circumstances, the Fund invests at least 80% of its net assets in fixed income securities. The Fund currently offers one class of shares. Class I shares are offered at net asset value and are not subject to a sales charge. The Fund previously offered Class R shares. Such offering was discontinued during the year ended September 30, 2004. For the period from October 1, 2003 to September 17, 2004, each class represented a pro rata interest in the Fund, but voted separately on class-specific matters and (as noted below) was subject to different expenses. Realized and unrealized gains and losses were allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class specific expenses, were allocated daily to each class of shares based upon the ratio of the value of each class' paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class specific expenses.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

     A INVESTMENT VALUATION -- Debt securities (other than short-term obligations maturing in sixty days or less), including listed securities and securities for which price quotations are available, will normally be valued on the basis of market valuations furnished by a pricing service. Unlisted securities are valued at the mean between the latest available bid and asked prices. Short-term obligations maturing in sixty days or less are valued at amortized cost which approximates value. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

     B INCOME -- Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

     C INCOME TAXES -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

     D EXPENSE REDUCTION -- Investors Bank & Trust Company (IBT) serves as custodian to the Fund. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Fund maintains with IBT. All credit balances used to reduce the Fund's custodian fees are reported as a reduction of total expenses in the Statement of Operations.

     E EXPENSES -- The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

     F OTHER -- Investment transactions are accounted for on a trade-date basis.

     G USE OF ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

     H INDEMNIFICATIONS -- Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund and shareholders are indemnified against personal liability for obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

2    DISTRIBUTIONS TO SHAREHOLDERS

     The net income of the Fund is determined daily and substantially all of the net income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are declared separately for each class of shares. Distributions are paid monthly. Distributions of realized capital gains, if any, are made at least annually. Shareholders may reinvest distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date. Distributions are paid in the form of additional shares of the same class or, at the election of the shareholder, in cash.

     The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

     The tax character of distributions paid for the years ended September 30, 2004 and September 30, 2003 was as follows:

                                                          YEAR ENDED SEPTEMBER 30,
                                                         -------------------------
                                                            2004           2003
     -----------------------------------------------------------------------------
     Distributions declared from:
       Ordinary income                                   $  356,567     $  655,166
       Long-term capital gain                            $   45,747     $   30,364

     During the year ended September 30, 2004, accumulated undistributed net investment income was increased by $63,052, and accumulated distributions in excess of net realized gain was decreased by $63,052 primarily due to differences between book and tax accounting for amortization and accretion on debt securities and the different treatment for paydown gains/losses on mortgaged-backed securities, collateralized mortgage obligations and asset-backed securities. This change had no effect on the net assets or the net asset value per share.

     As of September 30, 2004, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

      Undistributed income                              $   89,293
      Unrealized gain                                   $  108,087
      Other temporary differences                       $  (29,901)

3    SHARES OF BENEFICIAL INTEREST

     The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in shares of beneficial interest were as follows:

                                                             YEAR ENDED SEPTEMBER 30,
                                                            -------------------------
     CLASS I                                                   2004            2003
     --------------------------------------------------------------------------------
     Sales                                                     284,906        330,747
     Issued to shareholders electing to
       receive payments of distributions in
       Fund shares                                              36,679         67,036
     Redemptions                                              (328,566)      (448,417)
     --------------------------------------------------------------------------------
     NET DECREASE                                               (6,981)       (50,634)
     --------------------------------------------------------------------------------

                                                             YEAR ENDED SEPTEMBER 30,
                                                            -------------------------
     CLASS R                                                  2004(1)         2003
     --------------------------------------------------------------------------------
     Sales                                                         583        100,177
     Issued to shareholder electing to
       receive payments of distributions in
       Fund shares                                               2,849            586
     Redemptions                                              (104,450)            --
     --------------------------------------------------------------------------------
     NET INCREASE (DECREASE)                                  (101,018)       100,763
     --------------------------------------------------------------------------------

(1) Offering of Class R shares was discontinued during the year ended September 30, 2004 (See Note 1).

4    INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     The investment adviser fee is earned by Boston Management and Research
     (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Fund. Under the investment advisory agreement, BMR receives a monthly advisory fee equal to 0.40% annually of the Fund's average daily net assets up to $500 million and at reduced rates as daily net assets exceed that level. For the year ended September 30, 2004, the advisory fee amounted to $45,944. Pursuant to a sub-advisory agreement, BMR has delegated the investment management of the Fund to Atlanta Capital Management Company, LLC ("Atlanta Capital"), a majority-owned subsidiary of EVM. BMR pays Atlanta Capital a monthly fee for sub-advisory services provided to the Fund in the amount of 0.30% annually of average daily net assets up to $500 million, and at reduced rates as daily net assets exceed that level. EVM serves as administrator of the Fund but receives no compensation. Pursuant to a voluntary expense reimbursement, the Administrator was allocated $43,252 of the Fund's operating expenses for the year ended September 30, 2004. Except as to Trustees of the Fund who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Fund out of such investment adviser fee. Trustees of the Fund that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended September 30, 2004, no significant amounts have been deferred. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of those services. During the year ended September 30, 2004, EVM earned $32 in sub-transfer agent fees from the Fund.

     Certain officers and Trustees of the Fund are officers of the above organizations.

5    DISTRIBUTION AND SERVICE PLANS

     For the period from October 1, 2003 to September 17, 2004, the Fund had in effect a distribution plan for Class R (Class R Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. The Class R Plan allows the Fund to pay Eaton Vance Distributors, Inc. (EVD) amounts equal to 1/365 of 0.25% of the Fund's average daily net assets attributable to Class R shares for providing ongoing distribution services and facilities to the Fund. The Fund paid or accrued $2,453 for Class R shares to or payable to EVD for the period from October 1, 2003 to September 17, 2004, representing 0.25% of the average daily net assets for Class R shares.

     The Class R Plan authorizes the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% of the Fund's average daily net assets attributable to Class R shares for each fiscal year. Service fee payments will be made for personal services and/or the maintenance of shareholder accounts. Service fee payments for the period from October 1, 2003 to September 17, 2004 amounted to $2,453 for Class R shares.

6    PURCHASES AND SALES OF INVESTMENTS

     Purchases, sales and principal paydowns of investments, other than short-term obligations, aggregated $7,772,305, $6,260,909, and $1,491,256 respectively, for the year ended September 30, 2004.

7    FEDERAL INCOME TAX BASIS OF UNREALIZED APPRECIATION (DEPRECIATION)

     The cost and unrealized appreciation (depreciation) of investments of the Fund at September 30, 2004, as computed on a federal income tax basis, were as follows:

     AGGREGATE COST                                 $  10,613,207
     ------------------------------------------------------------
     Gross unrealized appreciation                  $     192,564
     Gross unrealized depreciation                        (84,477)
     ------------------------------------------------------------

     NET UNREALIZED APPRECIATION                    $     108,087
     ------------------------------------------------------------

8    LINE OF CREDIT

     The Fund participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $150 million unsecured line of credit with a group of banks. Borrowings will be made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participating portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Fund did not have any significant borrowings or allocated fees during the year ended September 30, 2004.

9    NAME CHANGE

     Effective November 19, 2003, Atlanta Capital Intermediate Bond Fund changed its name to Eaton Vance-Atlanta Capital Intermediate Bond Fund.

EATON VANCE-ATLANTA CAPITAL INTERMEDIATE BOND FUND as of September 30, 2004 REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE TRUSTEES OF EATON VANCE GROWTH TRUST AND INVESTORS OF EATON VANCE-ATLANTA CAPITAL INTERMEDIATE BOND FUND:
--------------------------------------------------------------------------------

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Eaton Vance-Atlanta Capital Intermediate Bond Fund (formerly Atlanta Capital Intermediate Bond Fund) (the "Fund") as of September 30, 2004, and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and the period from the start of business, April 30, 2002, to September 30, 2002. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities held as of September 30, 2004 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Eaton Vance-Atlanta Capital Intermediate Bond Fund at September 30, 2004, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
November 17, 2004

EATON VANCE-ATLANTA CAPITAL INTERMEDIATE BOND FUND as of September 30, 2004 FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2005 will show the tax status of all distributions paid to your account in calendar 2004. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund's fiscal year end regarding the status of capital gains dividends.

CAPITAL GAIN DIVIDENDS -- The Fund designates $45,747 as capital gain dividends.

EATON VANCE-ATLANTA CAPITAL INTERMEDIATE BOND FUND
MANAGEMENT AND ORGANIZATION

FUND MANAGEMENT. The Trustees of Eaton Vance Growth Trust (the Trust), are responsible for the overall management and supervision of the Trust's affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not interested persons" of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, "EVD" refers to Eaton Vance Distributors, Inc. and "Atlanta Capital" refers to Atlanta Capital Management Company, LLC. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter and a wholly-owned subsidiary of EVM.

                                            TERM OF
                             POSITION(S)   OFFICE AND
     NAME AND                 WITH THE     LENGTH OF            PRINCIPAL OCCUPATION(S)
  DATE OF BIRTH                TRUST        SERVICE              DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE

James B. Hawkes                Trustee     Since 1989   Chairman, President and Chief Executive
11/9/41                                                 Officer of BMR, EVC, EVM and EV;
                                                        Director of EV; Vice President and
                                                        Director of EVD. Trustee and/or officer
                                                        of 195 registered investment companies
                                                        in the Eaton Vance Fund Complex.
                                                        Mr. Hawkes is an interested person
                                                        because of his positions with BMR, EVM,
                                                        EVC and EV, which are affiliates of the
                                                        Trust.

NONINTERESTED TRUSTEE(S)

Samuel L. Hayes, III           Trustee     Since 1989   Jacob H. Schiff Professor of Investment
2/23/35                                                 Banking Emeritus, Harvard University
                                                        Graduate School of Business
                                                        Administration.

William H. Park                Trustee     Since 2003   President and Chief Executive Officer,
9/19/47                                                 Prizm Capital Management, LLC
                                                        (investment management firm) (since
                                                        2002). Executive Vice President and
                                                        Chief Financial Officer, United Asset
                                                        Management Corporation (a holding
                                                        company owning institutional investment
                                                        management firms) (1982-2001).

Ronald A. Pearlman             Trustee     Since 2003   Professor of Law, Georgetown University
7/10/40                                                 Law Center (since 1999). Tax Partner,
                                                        Covington & Burling, Washington, DC
                                                        (1991-2000).

Norton H. Reamer               Trustee     Since 1989   President, Chief Executive Officer and a
9/21/35                                                 Director of Asset Management Finance
                                                        Corp. (a specialty finance company
                                                        serving the investment management
                                                        industry) (since October 2003).
                                                        President, Unicorn Corporation (an
                                                        investment and financial advisory
                                                        services company) (since September
                                                        2000). Formerly, Chairman, Hellman,
                                                        Jordan Management Co., Inc. (an
                                                        investment management company)
                                                        (2000-2003). Formerly, Advisory Director
                                                        of Berkshire Capital Corporation
                                                        (investment banking firm) (2002-2003).
                                                        Formerly Chairman of the Board, United
                                                        Asset Management Corporation (a holding
                                                        company owning institutional investment
                                                        management firms) and Chairman,
                                                        President and Director, UAM Funds
                                                        (mutual funds) (1980-2000).

Lynn A. Stout                  Trustee     Since 1998   Professor of Law, University of
9/14/57                                                 California at Los Angeles School of Law
                                                        (since July 2001). Formerly, Professor
                                                        of Law, Georgetown University Law
                                                        Center.

                            NUMBER OF PORTFOLIOS
                              IN FUND COMPLEX
     NAME AND                   OVERSEEN BY
  DATE OF BIRTH                  TRUSTEE(1)           OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------
INTERESTED TRUSTEE

James B. Hawkes                      195                   Director of EVC
11/9/41

NONINTERESTED TRUSTEE(S)

Samuel L. Hayes, III                 195              Director of Tiffany & Co.
2/23/35                                               (specialty retailer) and
                                                            Telect, Inc.
                                                     (telecommunication services
                                                              company)

William H. Park                      195                        None
9/19/47

Ronald A. Pearlman                   195                        None
7/10/40

Norton H. Reamer                     195                        None
9/21/35

Lynn A. Stout                        195                        None
9/14/57

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                                            TERM OF
                             POSITION(S)   OFFICE AND
     NAME AND                 WITH THE     LENGTH OF                        PRINCIPAL OCCUPATION(S)
  DATE OF BIRTH                TRUST        SERVICE                          DURING PAST FIVE YEARS
----------------------------------------------------------------------------------------------------------------------
Thomas E. Faust Jr.           President       Since     Executive Vice President of EVM, BMR, EVC and EV; Chief
5/31/58                                      2002(2)    Investment Officer of EVM and BMR and Director of EVC. Chief
                                                        Executive Officer of Belair Capital Fund LLC, Belcrest
                                                        Capital Fund LLC, Belmar Capital Fund LLC, Belport Capital
                                                        Fund LLC and Belrose Capital Fund LLC (private investment
                                                        companies sponsored by EVM). Officer of 58 registered
                                                        investment companies managed by EVM or BMR.

Gregory L. Coleman              Vice       Since 2001   Partner of Atlanta Capital. Officer of 10 registered
10/28/49                      President                 investment companies managed by EVM or BMR.

James A. Womack                 Vice       Since 2001   Vice President of Atlanta Capital. Officer of 10 registered
11/20/68                      President                 investment companies managed by EVM or BMR.

Alan R. Dynner                Secretary    Since 1997   Vice President, Secretary and Chief Legal Officer of BMR,
10/10/40                                                EVM, EVD, EV and EVC. Officer of 195 registered investment companies managed by EVM or BMR.

James L. O'Connor             Treasurer    Since 1989   Vice President of BMR, EVM and EVD. Officer of 116
4/1/45                                                  registered investment companies managed by EVM or BMR.

Paul M. O'Neil                  Chief      Since 2004   Vice President of EVM and BMR. Officer of 195 registered
7/11/53                       Compliance                investment companies managed by EVM or BMR.
                               Officer

(1)  Includes both master and feeder funds in a master-feeder structure.

(2)  Prior to 2002, Mr. Faust served as Vice President of the Trust since 1999.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge by calling 1-800-225-6265.

                       This Page Intentionally Left Blank

                       This Page Intentionally Left Blank

    INVESTMENT ADVISER OF EATON VANCE-ATLANTA CAPITAL INTERMEDIATE BOND FUND
                         BOSTON MANAGEMENT AND RESEARCH
                            The Eaton Vance Building
                                255 State Street
                                Boston, MA 02109

        SUB-ADVISER OF EATON VANCE-ATLANTA CAPITAL INTERMEDIATE BOND FUND
                     ATLANTA CAPITAL MANAGEMENT COMPANY, LLC
                           1349 West Peachtree Street
                                   Suite 1600
                                Atlanta, GA 30309

       ADMINISTRATOR OF EATON VANCE-ATLANTA CAPITAL INTERMEDIATE BOND FUND
                             EATON VANCE MANAGEMENT
                            The Eaton Vance Building
                                255 State Street
                                Boston, MA 02109

                              PRINCIPAL UNDERWRITER
                         EATON VANCE DISTRIBUTORS, INC.
                            The Eaton Vance Building
                                255 State Street
                                Boston, MA 02109
                                 (617) 482-8260

                                    CUSTODIAN
                         INVESTORS BANK & TRUST COMPANY
                              200 Clarendon Street
                                Boston, MA 02116

                     TRANSFER AND DIVIDEND DISBURSING AGENT
                                    PFPC INC.
                             Attn: Eaton Vance Funds
                                  P.O. Box 9653
                            Providence, RI 02940-9653
                                 (800) 262-1122

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                              DELOITTE & TOUCHE LLP
                               200 Berkeley Street
                              Boston, MA 02116-5022

               EATON VANCE-ATLANTA CAPITAL INTERMEDIATE BOND FUND
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                BOSTON, MA 02109

   This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.

1443-11/04                                                               AIBSRC

[ATLANTA CAPITAL LOGO]

[GRAPHIC IMAGE]

ANNUAL REPORT SEPTEMBER 30, 2004

[GRAPHIC IMAGE]

EATON VANCE-
ATLANTA
CAPITAL
LARGE-CAP
GROWTH
FUND

                                EATON VANCE FUNDS
                             EATON VANCE MANAGEMENT
                         BOSTON MANAGEMENT AND RESEARCH
                         EATON VANCE DISTRIBUTORS, INC.

                                 PRIVACY NOTICE

The Eaton Vance organization is committed to ensuring your financial privacy. This notice is being sent to comply with privacy regulations of the Securities and Exchange Commission. Each of the above financial institutions has in effect the following policy with respect to nonpublic personal information about its customers:

- Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected.

- None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account).

- Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

      For more information about Eaton Vance's privacy policies, call:
      1-800-262-1122.

                                IMPORTANT NOTICE
                              REGARDING DELIVERY OF
                              SHAREHOLDER DOCUMENTS

The Securities and Exchange Commission permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

EATON VANCE, OR YOUR FINANCIAL ADVISER, MAY HOUSEHOLD THE MAILING OF YOUR DOCUMENTS INDEFINITELY UNLESS YOU INSTRUCT EATON VANCE, OR YOUR FINANCIAL ADVISER, OTHERWISE.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

The Fund will file a schedule of its portfolio holdings on Form N-Q with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year. The Fund's Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures without charge, upon request, by calling 1-800-262-1122. This description is also available on the Securities and Exchange Commission's website at http://www.sec.gov.

EATON VANCE-ATLANTA CAPITAL LARGE-CAP GROWTH FUND as of September 30, 2004 MANAGEMENT DISCUSSION OF FUND PERFORMANCE

THE FUND

[PHOTO OF  WILLIAM R. HACKNEY, III]

The Investment Team Managing Large-Cap Growth Portfolio:
William R. Hackney, III
NOT PICTURED:
Marilyn Robinson Irvin
Paul J. Marshall

- During the year ended September 30, 2004, the Fund's Class I shares had a total return of 9.36%, the result of an increase in net asset value (NAV) per share to $9.90 on September 30, 2004, from $9.07 on September 30, 2003, and the reinvestment of $0.019 per share in dividend income.(1) The Fund's Class A shares had a total return of 3.20% from inception on November 28, 2003, to fiscal year end, the result of an increase in net asset value (NAV) per share to $10.32 on September 30, 2004, from the initial $10.00.(1)

MANAGEMENT DISCUSSION

- The stock market posted solid gains for the 12 months ending September 30, 2004. The S&P 500 Index recorded a total return of 13.86% for the period, as surprisingly strong corporate earnings growth propelled stocks higher.(2) The strongest price gains within the market were racked up by the energy and materials sectors, two of the most cyclical areas of our economy.

- The strongest price gains in the Portfolio were likewise posted by its energy and materials sectors. The Portfolio's medical device and cosmetics stocks also recorded noteworthy price gains.

- While all 10 of the economic sectors in the S&P 500 Index posted gains over the past 12 months, the smallest price gains were recorded by the health care and technology sectors. These sectors are generally considered by investors to have favorable long-term growth prospects; however, election year political rhetoric, coupled with a few product mis-steps by big pharmaceutical companies, dampened enthusiasm for health care stocks. In technology, robust earnings growth was no match for investor fears about excessive inventories, competitive pricing pressures and the outlook for technology spending by business. Not surprisingly, several of the Portfolio's technology holdings experienced price declines, particularly semiconductor-related issues.

  MUTUAL FUND SHARES ARE NOT INSURED BY THE FDIC AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE SUBJECT
       TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED.

- The past 12 months have been particularly challenging for growth-style investors, given the lackluster performance of many health care and technology stocks that dominate growth indexes. For example, for the 12 months ending September 30, 2004, the Russell 1000 Growth Index posted a total return of 7.51% and the S&P 500 Barra Growth index posted a return of 7.52%.(2) The returns for each of these widely recognized growth indexes trailed the returns of the broad market, as measured by the S&P 500 Index.(2)

- Over the past 12 months, the Portfolio has generally reduced its exposure to the more cyclical or economically sensitive areas of the economy. This was done in response to an expected slowdown in the pace of economic growth and less accommodative U.S. monetary policy, as evidenced by recent increases in the federal funds rate by the Federal Reserve. As a result, our exposure to the consumer staples and health care sectors has increased somewhat, while our exposure to the consumer discretionary and technology sectors has declined.

- We remain constructive on the outlook for equities. Over much of 2004, stock prices have moved sideways while corporate earnings have exhibited steady, healthy gains. The result is that the market's valuation--or price/earnings ratio--has become much more attractive today than at any time in the past year or so. In our view, attractive equity valuations, coupled with continued economic expansion, should push stock prices higher in the year ahead. We believe the Portfolio's diversified group of higher-quality growth companies are well positioned to benefit from this environment.

- We are pleased to announce that, effective October 1, 2004, Paul J. Marshall joins the team of investment professionals for Large-Cap Growth Portfolio. Mr. Marshall has been a Vice President of Atlanta Capital since 2000.

     THE VIEWS EXPRESSED THROUGHOUT THIS REPORT ARE THOSE OF THE PORTFOLIO MANAGERS AND ARE CURRENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THESE VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS, AND THE INVESTMENT ADVISER DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FUND ARE BASED ON MANY FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY EATON VANCE FUND.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. RETURNS ARE HISTORICAL AND ARE CALCULATED BY DETERMINING THE PERCENTAGE CHANGE IN NET ASSET VALUE OR OFFERING PRICE (AS APPLICABLE) WITH ALL DISTRIBUTIONS REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE IS FOR STATED TIME PERIOD ONLY; DUE TO MARKET VOLATILITY, THE FUND'S CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN QUOTED. FOR PERFORMANCE AS OF THE MOST RECENT MONTH-END, PLEASE REFER TO www.eatonvance.com.

(1) THESE RETURNS ARE HISTORICAL AND DO NOT INCLUDE THE 5.75% MAXIMUM SALES CHARGE FOR THE FUND'S CLASS A SHARES. IF THE SALES CHARGE WAS DEDUCTED, THE PERFORMANCE WOULD BE REDUCED. CLASS I SHARES ARE NOT SUBJECT TO A SALES CHARGE.

(2) IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. THE INDEX'S TOTAL RETURN DOES NOT REFLECT COMMISSIONS OR EXPENSES THAT WOULD HAVE BEEN INCURRED IF AN INVESTOR INDIVIDUALLY PURCHASED OR SOLD THE SECURITIES REPRESENTED IN THE INDEX.

EATON VANCE-ATLANTA CAPITAL LARGE-CAP GROWTH FUND as of September 30, 2004 PERFORMANCE

The line graph and table set forth below provide information about the Fund's performance. The line graph compares the performance of Class I of the Fund with that of the S&P 500 Index, an unmanaged index of 500 stocks commonly used as a measure of U.S. stock market performance. The lines on the chart represent the total returns of a hypothetical investment of $10,000 in Class I and in the S&P 500 Index. The table includes the total returns of each Class of the Fund at net asset value and public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Index's total returns do not reflect any commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index.

PERFORMANCE**                                                                       CLASS A      CLASS I
--------------------------------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)

One Year                                                                               N.A.         9.36%
Life of Fund++                                                                         3.20%       -0.28%

SEC Average Annual Total Returns (including sales charge or applicable CDSC)

One Year                                                                               N.A.         9.36%
Life of Fund++                                                                        -2.73%       -0.28%

++   Inception Dates - Class A: 11/28/03; Class I: 4/30/02

** Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 5.75% sales charge. Class I shares are not subject to a sales charge.

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EATON VANCE-ATLANTA CAPITAL LARGE-CAP GROWTH FUND CLASS I VS. THE S&P 500 Index*

                       April 30, 2002 - September 30, 2004

                 ATLANTA CAPITAL LARGE-CAP GROWTH FUND- CLASS I
                                    4/30/2002

                 EATON VANCE-ATLANTA       FUND         S&P
                  CAPITAL LARGE-CAP     VALUE WITH      500
        DATE     Growth Fund, Class I  SALES CHARGE    INDEX
--------------------------------------------------------------
      4/30/2002           10000            N/A           10000
      5/31/2002            9950                        9926.59
      6/30/2002            9180                        9219.76
      7/31/2002            8470                        8501.25
      8/31/2002            8360                        8556.91
      9/30/2002            7400                        7627.78
     10/31/2002            7950                        8298.51
     11/30/2002            8540                        8786.48
     12/31/2002         8029.74                        8270.56
      1/31/2003         7719.36                        8054.31
      2/28/2003         7659.29                        7933.29
      3/31/2003         7739.38                         8010.1
      4/30/2003         8370.15                        8669.58
      5/31/2003          8820.7                        9125.92
      6/30/2003         8880.77                        9242.51
      7/31/2003         9181.13                        9405.55
      8/31/2003         9371.36                        9588.61
      9/30/2003         9081.01                        9487.08
     10/31/2003         9591.63                       10023.49
     11/30/2003         9601.64                       10111.58
     12/31/2003         10031.8                       10641.51
      1/31/2004           10122                        10836.8
      2/29/2004         10162.2                       10987.38
      3/31/2004         9891.31                       10821.64
      4/30/2004         9831.12                       10651.99
      5/31/2004         10001.7                       10797.87
      6/30/2004           10122                       11007.78
      7/31/2004         9821.08                       10643.49
      8/31/2004         9811.05                       10686.24
      9/30/2004         9931.43                        10801.9

*    Source: Thomson Financial. Investment operations commenced 4/30/02.

     An investment in the Fund's Class A shares on 11/28/03 at net asset value would have grown to $10,320 on September 30, 2004; $9,727 including the maximum applicable sales charge.

TEN LARGEST HOLDINGS+
By net assets

  General Electric Co.                  3.7%
  Microsoft Corp.                       3.3
  Medtronic, Inc.                       3.1
  American International Group, Inc.    3.0
  EOG Resources, Inc.                   2.7
  Proctor & Gamble Co.                  2.4
  Home Depot, Inc. (The)                2.3
  Emerson Electric Co.                  2.3
  Bank of America Corp.                 2.3
  Exxon Mobil Corp.                     2.3

COMMON STOCK INVESTMENTS BY SECTOR+
By net assets

Information Technology             20.0%
Health Care                        17.5%
Financials                         16.6%
Industrials                        12.7%
Consumer Discretionary             10.9%
Consumer Staples                    9.9%
Energy                              6.3%
Materials                           5.2%

+ Ten Largest Holdings represented 27.4% of the Portfolio's net assets as of September 30, 2004. Holdings subject to change due to active management.

 PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. RETURNS ARE HISTORICAL AND
    ARE CALCULATED BY DETERMINING THE PERCENTAGE CHANGE IN NET ASSET VALUE OR OFFERING PRICE (AS APPLICABLE) WITH ALL DISTRIBUTIONS REINVESTED. INVESTMENT
RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE IS FOR THE STATED TIME
  PERIOD ONLY; DUE TO MARKET VOLATILITY, THE FUND'S CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE QUOTED RETURN. FOR PERFORMANCE AS OF THE MOST RECENT
                 MONTH-END, PLEASE REFER TO www.eatonvance.com.

EATON VANCE-ATLANTA CAPITAL LARGE-CAP GROWTH FUND as of September 30, 2004 FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2004 - September 30, 2004).

Actual Expenses: The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                EATON VANCE-ATLANTA CAPITAL LARGE-CAP GROWTH FUND

                                                  BEGINNING ACCOUNT VALUE     ENDING ACCOUNT VALUE    EXPENSES PAID DURING PERIOD*
                                                         (4/1/04)                   (9/30/04)             (4/1/04 - 9/30/04)
     -----------------------------------------------------------------------------------------------------------------------------
     Actual
     Class A                                            $ 1,000.00                 $ 1,002.90                 $     6.26
     Class I                                            $ 1,000.00                 $ 1,004.06                 $     5.01

     Hypothetical (5% return before expenses)
     Class A                                            $ 1,000.00                 $ 1,018.80                 $     6.31
     Class I                                            $ 1,000.00                 $ 1,020.00                 $     5.05

* Expenses are equal to the Fund's annualized expense ratio of 1.25% for Class A shares and 1.00% for Class I shares, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2004. The Example reflects the expenses of both the Fund and the Portfolio.

EATON VANCE-ATLANTA CAPITAL LARGE-CAP GROWTH FUND as of September 30, 2004

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF SEPTEMBER 30, 2004

ASSETS

Investment in Large-Cap Growth Portfolio, at value
   (identified cost, $27,906,471)                                                  $   32,027,246
Receivable for Fund shares sold                                                            46,185
Receivable from the Administrator                                                          24,874
-------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                       $   32,098,305
-------------------------------------------------------------------------------------------------

LIABILITIES

Accrued expenses                                                                   $       26,801
-------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                  $       26,801
-------------------------------------------------------------------------------------------------
NET ASSETS                                                                         $   32,071,504
-------------------------------------------------------------------------------------------------

SOURCES OF NET ASSETS

Paid-in capital                                                                    $   29,344,271
Accumulated net realized loss from Portfolio (computed on the basis of
   identified cost)                                                                    (1,430,888)
Accumulated undistributed net investment income                                            37,346
Net unrealized appreciation from Portfolio (computed on the basis of
   identified cost)                                                                     4,120,775
-------------------------------------------------------------------------------------------------
TOTAL                                                                              $   32,071,504
-------------------------------------------------------------------------------------------------

CLASS A SHARES

NET ASSETS                                                                         $    3,992,974
SHARES OUTSTANDING                                                                        386,828
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
   (net assets DIVIDED BY shares of beneficial interest outstanding)               $        10.32
MAXIMUM OFFERING PRICE PER SHARE
   (100 DIVIDED BY 94.25 of $10.32)                                                $        10.95
-------------------------------------------------------------------------------------------------

CLASS I SHARES

NET ASSETS                                                                         $   28,078,530
SHARES OUTSTANDING                                                                      2,837,535
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE
   (net assets DIVIDED BY shares of beneficial interest outstanding)               $         9.90
-------------------------------------------------------------------------------------------------

On sales of $50,000 or more, the offering price of Class A shares is reduced.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
SEPTEMBER 30, 2004

INVESTMENT INCOME

Dividends allocated from Portfolio                                                 $      374,311
Interest allocated from Portfolio                                                           1,302
Expenses allocated from Portfolio                                                        (260,157)
-------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME FROM PORTFOLIO                                               $      115,456
-------------------------------------------------------------------------------------------------

EXPENSES

Trustees' fees and expenses                                                        $          153
Distribution and service fees
   Class A                                                                                  7,108
   Class R                                                                                      4
Registration fees                                                                          29,664
Legal and accounting services                                                              16,912
Custodian fee                                                                              13,542
Transfer and dividend disbursing agent fees                                                13,235
Printing and postage                                                                        2,240
Miscellaneous                                                                               1,720
-------------------------------------------------------------------------------------------------
TOTAL EXPENSES                                                                     $       84,578
-------------------------------------------------------------------------------------------------
Deduct --
   Allocation of expenses to the Administrator                                     $       24,874
-------------------------------------------------------------------------------------------------
TOTAL EXPENSE REDUCTIONS                                                           $       24,874
-------------------------------------------------------------------------------------------------

NET EXPENSES                                                                       $       59,704
-------------------------------------------------------------------------------------------------

NET INVESTMENT INCOME                                                              $       55,752
-------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED
GAIN (LOSS) FROM PORTFOLIO

Net realized gain (loss) --
   Investment transactions (identified cost basis)                                 $    1,040,540
-------------------------------------------------------------------------------------------------
NET REALIZED GAIN                                                                  $    1,040,540
-------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
   Investments (identified cost basis)                                             $    1,306,006
-------------------------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                               $    1,306,006
-------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN                                                   $    2,346,546
-------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                                         $    2,402,298
-------------------------------------------------------------------------------------------------

                        See notes to financial statements

STATEMENTS OF CHANGES IN NET ASSETS

                                                          YEAR ENDED            YEAR ENDED
                                                          SEPTEMBER 30, 2004    SEPTEMBER 30, 2003
--------------------------------------------------------------------------------------------------
INCREASE (DECREASE)
IN NET ASSETS
From operations --
   Net investment income                                      $       55,752        $       50,753
   Net realized gain (loss) from
      investment transactions                                      1,040,540            (1,018,471)
   Net change in unrealized appreciation
      (depreciation) from investments                              1,306,006             5,019,616
--------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM OPERATIONS                    $    2,402,298        $    4,051,898
--------------------------------------------------------------------------------------------------
Distributions to shareholders --
   From net investment income
      Class I                                                        (56,925)              (21,786)
--------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                           $      (56,925)       $      (21,786)
--------------------------------------------------------------------------------------------------
Transactions in shares of beneficial interest --
   Proceeds from sale of shares
      Class A                                                 $      668,194        $           --
      Class I                                                      6,056,541            10,078,132
   Issued in reorganization of Eaton Vance
      Large-Cap Growth Fund
      Class A                                                      3,883,710                    --
   Net asset value of shares issued to
      shareholders in payment of
      distributions declared
      Class I                                                         56,925                21,786
   Cost of shares redeemed
      Class A                                                       (490,388)                   --
      Class I                                                     (6,602,765)           (4,844,922)
      Class R                                                           (996)                   --
--------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM FUND
   SHARE TRANSACTIONS                                         $    3,571,221        $    5,254,996
--------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS                                    $    5,916,594        $    9,285,108
--------------------------------------------------------------------------------------------------

NET ASSETS

At beginning of year                                          $   26,154,910        $   16,869,802
--------------------------------------------------------------------------------------------------
AT END OF YEAR                                                $   32,071,504        $   26,154,910
--------------------------------------------------------------------------------------------------

ACCUMULATED UNDISTRIBUTED
NET INVESTMENT INCOME
INCLUDED IN NET ASSETS

AT END OF YEAR                                                $       37,346        $       38,519
--------------------------------------------------------------------------------------------------

                        See notes to financial statements

FINANCIAL HIGHLIGHTS

                                                                                               CLASS A
                                                                                 -----------------------------------
                                                                                 YEAR ENDED SEPTEMBER 30, 2004(1)(2)
--------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of period                                                      $       10.000
--------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS

Net investment loss                                                                         $       (0.004)
Net realized and unrealized gain                                                                     0.324
--------------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM OPERATIONS                                                                $        0.320
--------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF PERIOD                                                            $       10.320
--------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                                                                                       3.20%
--------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA+

Net assets, end of period (000's omitted)                                                   $        3,993
Ratios (As a percentage of average daily net assets):
     Net expenses(4)                                                                                  1.25%(5)
     Net investment loss                                                                             (0.04)%(5)
Portfolio Turnover of the Portfolio                                                                     35%
--------------------------------------------------------------------------------------------------------------------
+    The operating expenses of the Portfolio reflect a reduction of the investment adviser fee. The operating expenses of the Fund reflect an allocation of expenses to the Administrator. Had such actions not been taken, the ratios and net investment loss per share would have been as follows:
Ratios (As a percentage of average daily net assets):
     Expenses(4)                                                                                      1.33%(5)
     Net investment loss                                                                             (0.12)%(5)
Net investment loss per share                                                               $       (0.010)
--------------------------------------------------------------------------------------------------------------------

(1) Net investment loss per share was computed using average shares outstanding.

(2) For the period from the start of business, November 28, 2003 to September 30, 2004.

(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4) Includes the Fund's share of its corresponding Portfolio's allocated expenses.

(5)  Annualized.

                        See notes to financial statements

                                                                                                 CLASS I
                                                                                  --------------------------------------
                                                                                         YEAR ENDED SEPTEMBER 30,
                                                                                  --------------------------------------
                                                                                    2004(1)       2003(1)     2002(1)(2)
------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                                              $    9.070    $    7.400    $   10.000
------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS

Net investment income                                                             $    0.020    $    0.020    $    0.004
Net realized and unrealized gain (loss)                                                0.829         1.660        (2.604)
------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM OPERATIONS                                               $    0.849    $    1.680    $   (2.600)
------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS

From net investment income                                                        $   (0.019)   $   (0.010)   $       --
------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                               $   (0.019)   $   (0.010)   $       --
------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR                                                    $    9.900    $    9.070    $    7.400
------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                                                                         9.36%        22.72%       (26.00)%
------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA+

Net assets, end of year (000's omitted)                                           $   28,079    $   26,154    $   16,869
Ratios (As a percentage of average daily net assets):
     Net expenses(4)                                                                    1.00%         1.00%         1.00%(5)
     Net investment income                                                              0.20%         0.24%         0.12%(5)
Portfolio Turnover of the Portfolio                                                       35%           34%           11%
------------------------------------------------------------------------------------------------------------------------
+    The operating expenses of the Portfolio reflect a reduction of the investment adviser fee. The operating expenses of the Fund reflect an allocation of expenses to the Administrator. Had such actions not been taken, the ratios and net investment income (loss) per share would have been as follows:
Ratios (As a percentage of average daily net assets):
     Expenses(4)                                                                        1.08%         1.15%         1.38%(5)
     Net investment income (loss)                                                       0.12%         0.09%        (0.26)%(5)
Net investment income (loss) per share                                            $    0.012    $    0.008    $   (0.009)
------------------------------------------------------------------------------------------------------------------------

(1) Net investment income per share was computed using average shares outstanding.

(2) For the period from the start of business, April 30, 2002 to September 30, 2002.

(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4) Includes the Fund's share of its corresponding Portfolio's allocated expenses.

(5)  Annualized.

                        See notes to financial statements

EATON VANCE-ATLANTA CAPITAL LARGE-CAP GROWTH FUND as of September 30, 2004

NOTES TO FINANCIAL STATEMENTS

1  SIGNIFICANT ACCOUNTING POLICIES

   Eaton Vance-Atlanta Capital Large-Cap Growth Fund (formerly Atlanta Capital Large-Cap Growth Fund) (the Fund), is a diversified series of Eaton Vance Growth Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940 (the 1940 Act), as amended, as an open-end management investment company. The Fund currently offers two classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class I shares are offered at net asset value and are not subject to a sales charge. The Fund previously offered Class R shares. Such offering was discontinued during the year ended September 30, 2004. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class specific expenses. The Fund invests all of its investable assets in interests in the Large-Cap Growth Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (99.7% at September 30, 2004). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

   A INVESTMENT VALUATION -- Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

   B INCOME -- The Fund's net investment income consists of the Fund's pro-rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with accounting principles generally accepted in the United States of America.

   C FEDERAL TAXES -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At September 30, 2004, the Fund, for federal income tax purposes, had a capital loss carry over of $1,507,846 which will reduce the taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryover will expire on September 30, 2011.

   D OTHER -- Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

   E USE OF ESTIMATES -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

   F INDEMNIFICATIONS -- Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund and shareholders are indemnified against personal liability for obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

   G EXPENSES -- The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

   H EXPENSE REDUCTION -- Investors Bank & Trust Company (IBT) serves as custodian to the Fund. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Fund maintains with IBT. All credit balances used to reduce the Fund's custodian fees are reported as a reduction of total expenses in the Statement of Operations.

2  DISTRIBUTIONS TO SHAREHOLDERS

   It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of the net investment income and at least one distribution of all or substantially all of its net realized capital gains. Distributions are declared separately for each class of shares. Distributions are paid in the form of additional shares of the same class of the Fund or, at the election of the shareholder, in cash. Shareholders may reinvest distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

   The tax character of distributions paid for the years ended September 30, 2004 and September 30, 2003 was as follows:

                                                       YEAR ENDED SEPTEMBER 30,
                                                     ---------------------------
                                                        2004           2003
   -----------------------------------------------------------------------------
   Distributions declared from:
     Ordinary income                                 $    56,925   $      21,786

   As of September 30, 2004, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

   Undistributed income                                            $      70,272
   Accumulated undistributed net realized gain                     $      44,406
   Capital loss carryforwards                                      $  (1,507,846)
   Unrealized gain/loss                                            $   4,120,401

3  SHARES OF BENEFICIAL INTEREST

   The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

                                                           PERIOD ENDED
   CLASS A                                                 SEPTEMBER 30, 2004(1)
   -----------------------------------------------------------------------------
   Sales                                                                  64,373
   Issued in connection with the acquisition of
     Eaton Vance Large-Cap Growth Fund                                   369,668
   Redemptions                                                           (47,213)
   -----------------------------------------------------------------------------
   NET INCREASE                                                          386,828
   -----------------------------------------------------------------------------

                                                       YEAR ENDED SEPTEMBER 30,
                                                     ---------------------------
   CLASS R                                             2004(2)          2003
   -----------------------------------------------------------------------------
   Sales                                                      --              --
   Redemptions                                              (101)             --
   -----------------------------------------------------------------------------
   NET DECREASE                                             (101)             --
   -----------------------------------------------------------------------------

                                                       YEAR ENDED SEPTEMBER 30,
                                                     ---------------------------
   CLASS I                                              2004           2003
   -----------------------------------------------------------------------------
   Sales                                                 611,959       1,185,219
   Issued to shareholders electing to
     receive payments of distributions
     in Fund shares                                        5,779           2,727
   Redemptions                                          (665,027)       (582,037)
   -----------------------------------------------------------------------------
   NET INCREASE (DECREASE)                               (47,289)        605,909
   -----------------------------------------------------------------------------

   (1) For the period from the start of business, November 28, 2003 to September 30, 2004.

   (2) Offering of Class R shares was discontinued during the year ended September 30, 2004 (See Note 1).

4  TRANSACTIONS WITH AFFILIATES

   Eaton Vance Management (EVM) serves as administrator of the Fund but receives no compensation. For the fiscal year ended September 30, 2004, the administrator has agreed to reimburse the Fund's other expenses (excluding the investment adviser fee, the distribution fee and the service fee) to the extent that they exceed 0.35% of average daily net assets. Pursuant to this agreement, the Administrator was allocated $24,874 of the Fund's operating expenses for the year ended September 30, 2004. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. Except as to Trustees of the Fund and the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee earned by BMR. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of those services. For the year ended September 30, 2004, EVM earned $250 in sub-transfer agent fees from the Fund. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $895 as its portion of the sales charge on sales of Class A shares for the period from the start of business, November 28, 2003, to September 30, 2004. Certain officers and Trustees of the Fund are officers of the above organizations.

5  DISTRIBUTION AND SERVICE PLANS

   For the period from October 1, 2003 to September 10, 2004, the Fund had in effect a distribution plan for Class R (Class R Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. The Fund also has in effect a service plan for Class A (Class A Plan) (collectively, the Plans). The Class R Plan allows the Fund to pay EVD amounts equal to 1/365 of 0.25% of the Fund's average daily net assets attributable to Class R shares for providing ongoing distribution services and facilities to the Fund. The Fund paid or accrued $2 for Class R shares to or payable to EVD for the period from October 1, 2003 to September 10, 2004, representing 0.25% (annualized) of the average daily net assets for Class R shares.

   The Plans authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% (annually) of the Fund's average daily net assets attributable to Class A shares and Class R shares for each fiscal year. Service fee payments will be made for personal services and/or the maintenance of shareholder accounts. Service fee payments for the period from October 1, 2003 to September 10, 2004, amounted to $2 for Class R shares. Service fee payments for the period from the start of business, November 28, 2003, to September 30, 2004 amounted to $7,108 for Class A shares.

6  CONTINGENT DEFERRED SALES CHARGE

   Class A shares may be subject to a 1% contingent deferred sales charge (CDSC) if redeemed within 12 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. No CDSC is levied on shares which have been sold to EVD or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. EVD did not receive any CDSC paid by Class A shareholders of the Fund.

7  INVESTMENT TRANSACTIONS

   Increases and decreases in the Fund's investment in the Portfolio for the year ended September 30, 2004, aggregated $5,502,739 and $5,953,554, respectively.

8  NAME CHANGE

   Effective November 19, 2003, Atlanta Capital Large-Cap Growth Fund changed its name to Eaton Vance-Atlanta Capital Large-Cap Growth Fund.

9  ACQUISITION OF EATON VANCE LARGE-CAP GROWTH FUND

   Prior to the opening of business on January 12, 2004, the Fund acquired the net assets of Eaton Vance Large-Cap Growth Fund pursuant to an agreement and Plan of Reorganization dated October 20, 2003. In accordance with the agreement, the Fund issued 369,668 Class A Shares having a total aggregate value of $3,883,710. As a result, the Fund issued 0.947 shares of class A for each share of Eaton Vance Large-Cap Growth Fund. The transaction was structured for tax purposes to qualify as a tax free reorganization under the Internal Revenue Code. The Eaton Vance Large-Cap Growth Fund's net assets at the date of the transaction were $3,883,710 including $331,172 of unrealized appreciation. Directly after the merger, the combined net assets of the Eaton Vance-Atlanta Capital Large-Cap Growth Fund were $33,403,803 with a net asset value of $10.51, $10.06, and $10.01 for Class A, Class I and Class R, respectively.

EATON VANCE-ATLANTA CAPITAL LARGE-CAP GROWTH FUND as of September 30, 2004

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE TRUSTEES AND SHAREHOLDERS OF
EATON VANCE-ATLANTA CAPITAL LARGE-CAP GROWTH FUND:

We have audited the accompanying statement of assets and liabilities of Eaton Vance-Atlanta Capital Large-Cap Growth Fund (the Fund) (one of the series of Eaton Vance Growth Trust) as of September 30, 2004, and the related statement of operations for the year ended September 30, 2004, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and the period from the start of business, April 30, 2002 to September 30, 2002. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Eaton Vance-Atlanta Capital Large-Cap Growth Fund at September 30, 2004, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
November 17, 2004

LARGE-CAP GROWTH PORTFOLIO as of September 30, 2004

PORTFOLIO OF INVESTMENTS

COMMON STOCKS -- 99.1%

SECURITY                                             SHARES           VALUE
------------------------------------------------------------------------------------
ADVERTISING -- 1.8%

Omnicom Group, Inc.                                           8,000   $      584,480
------------------------------------------------------------------------------------
                                                                      $      584,480
------------------------------------------------------------------------------------

BANKS -- 2.3%

Bank of America Corp.                                        17,000   $      736,610
------------------------------------------------------------------------------------
                                                                      $      736,610
------------------------------------------------------------------------------------

BEVERAGES -- 1.9%

Anheuser-Busch Cos., Inc.                                    12,000   $      599,400
------------------------------------------------------------------------------------
                                                                      $      599,400
------------------------------------------------------------------------------------

BIOTECHNOLOGY -- 2.0%

Amgen, Inc.(1)                                               11,600   $      657,488
------------------------------------------------------------------------------------
                                                                      $      657,488
------------------------------------------------------------------------------------

CHEMICALS -- 1.8%

Rohm and Haas Co.                                            13,300   $      571,501
------------------------------------------------------------------------------------
                                                                      $      571,501
------------------------------------------------------------------------------------

COMPUTER HARDWARE -- 3.3%

Dell, Inc.(1)                                                16,700   $      594,520
Hewlett-Packard Co.                                          25,000          468,750
------------------------------------------------------------------------------------
                                                                      $    1,063,270
------------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES -- 7.5%

A.G. Edwards, Inc.                                           11,000   $      380,820
American Express Co.                                         13,000          668,980
Franklin Resources, Inc.                                     12,000          669,120
Merrill Lynch & Co., Inc.                                    13,600          676,192
------------------------------------------------------------------------------------
                                                                      $    2,395,112
------------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT -- 2.3%

Emerson Electric Co.                                         12,000   $      742,680
------------------------------------------------------------------------------------
                                                                      $      742,680
------------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS -- 1.1%
Molex Inc.                                                   12,000   $      357,840
------------------------------------------------------------------------------------
                                                                      $      357,840
------------------------------------------------------------------------------------

FOOD DISTRIBUTORS -- 0.9%

Sysco Corp.                                                  10,000   $      299,200
------------------------------------------------------------------------------------
                                                                      $      299,200
------------------------------------------------------------------------------------

GENERAL MERCHANDISE -- 1.7%

Wal-Mart Stores, Inc.                                        10,100   $      537,320
------------------------------------------------------------------------------------
                                                                      $      537,320
------------------------------------------------------------------------------------

HEALTH AND PERSONAL CARE -- 3.6%

Alberto-Culver Co.                                            9,000   $      391,320
Procter & Gamble Co.                                         14,000          757,680
------------------------------------------------------------------------------------
                                                                      $    1,149,000
------------------------------------------------------------------------------------

HEALTH CARE-DRUGS MAJOR -- 6.9%

Johnson & Johnson Co.                                        11,000   $      619,630
Lilly (Eli) & Co.                                             7,000          420,350
Pfizer, Inc.                                                 22,950          702,270
Schering-Plough Corp.                                        25,000          476,500
------------------------------------------------------------------------------------
                                                                      $    2,218,750
------------------------------------------------------------------------------------

HEALTH CARE-EQUIPMENT -- 4.3%

DENTSPLY International, Inc.                                  7,800   $      405,132
Medtronic, Inc.                                              19,000          986,100
------------------------------------------------------------------------------------
                                                                      $    1,391,232
------------------------------------------------------------------------------------

HEALTH CARE-FACILITY -- 1.8%

Health Management Associates, Inc., Class A                  28,500   $      582,255
------------------------------------------------------------------------------------
                                                                      $      582,255
------------------------------------------------------------------------------------

HEALTH SERVICES -- 1.2%

Express Scripts, Inc.(1)                                      6,000   $      392,040
------------------------------------------------------------------------------------
                                                                      $      392,040
------------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS -- 2.0%

Mohawk Industries, Inc.(1)                                    8,000   $      635,120
------------------------------------------------------------------------------------
                                                                      $      635,120
------------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES -- 3.7%

General Electric Co.                                         35,000   $    1,175,300
------------------------------------------------------------------------------------
                                                                      $    1,175,300
------------------------------------------------------------------------------------

                        See notes to financial statements

SECURITY                                             SHARES           VALUE
------------------------------------------------------------------------------------
INDUSTRIAL GASES -- 2.0%

Air Products and Chemicals, Inc.                             12,000   $      652,560
------------------------------------------------------------------------------------
                                                                      $      652,560
------------------------------------------------------------------------------------

INSURANCE-LIFE AND HEALTH -- 3.8%

Aflac Corp.                                                  13,000   $      509,730
Lincoln National Corp.                                       15,000          705,000
------------------------------------------------------------------------------------
                                                                      $    1,214,730
------------------------------------------------------------------------------------

INSURANCE-MULTILINE -- 3.0%

American International Group, Inc.                           14,350   $      975,656
------------------------------------------------------------------------------------
                                                                      $      975,656
------------------------------------------------------------------------------------

IT CONSULTING AND SERVICES -- 5.7%

CDW Corp.                                                     7,000   $      406,210
First Data Corp.                                              9,431          410,249
Fiserv, Inc.(1)                                              17,000          592,620
SunGard Data Systems, Inc.(1)                                17,500          415,975
------------------------------------------------------------------------------------
                                                                      $    1,825,054
------------------------------------------------------------------------------------

MACHINERY-INDUSTRIAL -- 1.7%

Dover Corp.                                                  14,400   $      559,728
------------------------------------------------------------------------------------
                                                                      $      559,728
------------------------------------------------------------------------------------

MANUFACTURING-DIVERSIFIED -- 2.9%

3M Co.                                                        6,000   $      479,820
Illinois Tool Works, Inc.                                     5,000          465,850
------------------------------------------------------------------------------------
                                                                      $      945,670
------------------------------------------------------------------------------------

MEDICAL PRODUCTS -- 1.2%

C.R. Bard, Inc.                                               7,000   $      396,410
------------------------------------------------------------------------------------
                                                                      $      396,410
------------------------------------------------------------------------------------

METALS-INDUSTRIAL -- 1.4%

Alcoa, Inc.                                                  13,000   $      436,670
------------------------------------------------------------------------------------
                                                                      $      436,670
------------------------------------------------------------------------------------

NETWORKING EQUIPMENT -- 1.5%

Cisco Systems, Inc.(1)                                       26,600   $      481,460
------------------------------------------------------------------------------------
                                                                      $      481,460
------------------------------------------------------------------------------------

OIL AND GAS-EXPLORATION AND PRODUCTION -- 4.1%

Apache Corp.                                                  9,000   $      450,990
EOG Resources, Inc.                                          13,000          856,050
------------------------------------------------------------------------------------
                                                                      $    1,307,040
------------------------------------------------------------------------------------

OIL AND GAS-INTEGRATED -- 2.3%

Exxon Mobil Corp.                                            15,000   $      724,950
------------------------------------------------------------------------------------
                                                                      $      724,950
------------------------------------------------------------------------------------

PRINTING AND BUSINESS PRODUCTS -- 2.0%

Avery Dennison Corp.                                         10,000   $      657,800
------------------------------------------------------------------------------------
                                                                      $      657,800
------------------------------------------------------------------------------------

RETAIL-FOOD AND DRUG -- 1.9%

Walgreen Co.                                                 17,000   $      609,110
------------------------------------------------------------------------------------
                                                                      $      609,110
------------------------------------------------------------------------------------

RETAIL-HOME IMPROVEMENT -- 2.3%

Home Depot, Inc. (The)                                       19,000   $      744,800
------------------------------------------------------------------------------------
                                                                      $      744,800
------------------------------------------------------------------------------------

RETAIL-OFFICE SUPPLIES -- 1.4%

Staples, Inc.                                                15,000   $      447,300
------------------------------------------------------------------------------------
                                                                      $      447,300
------------------------------------------------------------------------------------

RETAIL-SPECIALTY AND APPAREL -- 3.4%

Bed Bath and Beyond, Inc.(1)                                 12,600   $      467,586
Kohl's Corp.(1)                                              13,000          626,470
------------------------------------------------------------------------------------
                                                                      $    1,094,056
------------------------------------------------------------------------------------

SEMICONDUCTORS -- 5.1%

Intel Corp.                                                  31,300   $      627,878
Linear Technology Corp.                                      14,000          507,360
QLogic Corp.(1)                                              17,000          503,370
------------------------------------------------------------------------------------
                                                                      $    1,638,608
------------------------------------------------------------------------------------

SYSTEMS SOFTWARE -- 3.3%

Microsoft Corp.                                              38,000   $    1,050,700
------------------------------------------------------------------------------------
                                                                      $    1,050,700
------------------------------------------------------------------------------------

TOTAL COMMON STOCKS
   (IDENTIFIED COST $27,694,691)                                      $   31,850,900
------------------------------------------------------------------------------------

TOTAL INVESTMENTS -- 99.1%
   (IDENTIFIED COST $27,694,691)                                      $   31,850,900
------------------------------------------------------------------------------------

OTHER ASSETS, LESS LIABILITIES -- 0.9%                                $      276,526
------------------------------------------------------------------------------------

NET ASSETS -- 100.0%                                                  $   32,127,426
------------------------------------------------------------------------------------

(1)  NON-INCOME PRODUCING SECURITY.

                        See notes to financial statements

LARGE-CAP GROWTH PORTFOLIO as of September 30, 2004

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF SEPTEMBER 30, 2004

ASSETS

Investments, at value (identified cost, $27,694,691)                               $   31,850,900
Cash                                                                                      285,398
Interest and dividends receivable                                                          22,586
-------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                       $   32,158,884
-------------------------------------------------------------------------------------------------

LIABILITIES

Payable to affiliate for Trustees' fees                                            $          213
Accrued expenses                                                                           31,245
-------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                  $       31,458
-------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO INVESTORS' INTEREST IN PORTFOLIO                          $   32,127,426
-------------------------------------------------------------------------------------------------

SOURCES OF NET ASSETS

Net proceeds from capital contributions and withdrawals                            $   27,971,217
Net unrealized appreciation (computed on the basis of identified cost)                  4,156,209
-------------------------------------------------------------------------------------------------
TOTAL                                                                              $   32,127,426
-------------------------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
SEPTEMBER 30, 2004

INVESTMENT INCOME

Dividends                                                                          $      387,970
Interest                                                                                    1,339
-------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                            $      389,309
-------------------------------------------------------------------------------------------------

EXPENSES

Investment adviser fee                                                             $      210,458
Trustees' fees and expenses                                                                 1,744
Custodian fee                                                                              29,258
Legal and accounting services                                                              26,512
Miscellaneous                                                                               1,415
-------------------------------------------------------------------------------------------------
TOTAL EXPENSES                                                                     $      269,387
-------------------------------------------------------------------------------------------------
Deduct --
   Reduction of investment adviser fee                                             $           68
-------------------------------------------------------------------------------------------------
TOTAL EXPENSE REDUCTIONS                                                           $           68
-------------------------------------------------------------------------------------------------

NET EXPENSES                                                                       $      269,319
-------------------------------------------------------------------------------------------------

NET INVESTMENT INCOME                                                              $      119,990
-------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) --
   Investment transactions (identified cost basis)                                 $    1,074,578
-------------------------------------------------------------------------------------------------
NET REALIZED GAIN                                                                  $    1,074,578
-------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
   Investments (identified cost basis)                                             $    1,658,268
-------------------------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                               $    1,658,268
-------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN                                                   $    2,732,846
-------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                                         $    2,852,836
-------------------------------------------------------------------------------------------------

                        See notes to financial statements

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE)                                       YEAR ENDED            YEAR ENDED
IN NET ASSETS                                             SEPTEMBER 30, 2004    SEPTEMBER 30, 2003
--------------------------------------------------------------------------------------------------
From operations --
   Net investment income                                      $      119,990        $       98,455
   Net realized gain (loss) from
      investment transactions                                      1,074,578            (1,023,651)
   Net change in unrealized
      appreciation (depreciation)
      from investments                                             1,658,268             5,079,769
--------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS
   FROM OPERATIONS                                            $    2,852,836        $    4,154,573
--------------------------------------------------------------------------------------------------
Capital transactions --
   Contributions                                              $    6,899,376        $   14,400,880
   Withdrawals                                                    (7,161,137)           (6,176,187)
--------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL TRANSACTIONS                                  $     (261,761)       $    8,224,693
--------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS                                    $    2,591,075        $   12,379,266
--------------------------------------------------------------------------------------------------

NET ASSETS

At beginning of year                                          $   29,536,351        $   17,157,085
--------------------------------------------------------------------------------------------------
AT END OF YEAR                                                $   32,127,426        $   29,536,351
--------------------------------------------------------------------------------------------------

                        See notes to financial statements

SUPPLEMENTARY DATA

                                                                                         YEAR ENDED SEPTEMBER 30,
                                                                                  --------------------------------------
                                                                                     2004          2003         2002(1)
------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA+
Ratios (As a percentage of average daily net assets):
     Net expenses                                                                       0.83%         0.80%         0.92%(2)
     Net investment income                                                              0.37%         0.44%         0.20%(2)
Portfolio Turnover                                                                        35%           34%           11%
------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN                                                                            9.55%        22.95%       (25.97)%
------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S OMITTED)                                           $   32,127    $   29,536    $   17,157
------------------------------------------------------------------------------------------------------------------------
+    The operating expenses of the Portfolio reflect a reduction of the investment adviser fee. Had such action not been taken, the ratios would have been as follows:
Ratios (As a percentage of average daily net assets):
     Expenses                                                                           0.83%         0.84%         0.98%(2)
     Net investment income                                                              0.37%         0.40%         0.14%(2)
------------------------------------------------------------------------------------------------------------------------

(1) For the period from the start of business, April 30, 2002 to September 30, 2002.

(2)  Annualized.

                        See notes to financial statements

LARGE-CAP GROWTH PORTFOLIO as of September 30, 2004

NOTES TO FINANCIAL STATEMENTS

1  SIGNIFICANT ACCOUNTING POLICIES

   Large-Cap Growth Portfolio (the Portfolio) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Portfolio, which was organized as a trust under the laws of the State of New York on December 10, 2001, seeks to achieve long-term capital growth by investing in a diversified selection of common stocks of companies having market capitalizations that rank in the top 1,000 U.S. companies (large company stocks), emphasizing quality growth companies with a demonstrated record of consistent earnings growth. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At September 30, 2004, the Eaton Vance-Atlanta Capital Large-Cap Growth Fund held an approximate 99.7% interest in the Portfolio. The following is a summary of the significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

   A INVESTMENT VALUATIONS -- Securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on NASDAQ National Market System generally are valued at the official NASDAQ closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices therefore. Futures positions on securities and currencies generally are valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If short-term debt securities were acquired with a remaining maturity of more than 60 days, their amortized cost value will be based on their value on the sixty-first day prior to maturity. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. The daily valuation of foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Portfolio may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. Investments held by the Portfolio for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

   B INCOME -- Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

   C INCOME TAXES -- The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

   D EXPENSE REDUCTION -- Investors Bank & Trust Company (IBT) serves as custodian to the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Portfolio maintains with IBT. All credit balances used to reduce the Portfolio's custodian fees are reported as a reduction of total expenses on the Statement of Operations.

   E OTHER -- Investment transactions are accounted for on a trade date basis. Realized gains and losses are computed based on the specific identification of the securities sold.

   F USE OF ESTIMATES -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

   G INDEMNIFICATIONS -- Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2  INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

   The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. Under the advisory agreement, BMR receives a monthly advisory fee equal to 0.650% annually of average daily net assets of the Portfolio up to $500 million, and at reduced rates as daily net assets exceed that level. For the year ended September 30, 2004, the advisory fee amounted to $210,458. BMR has also agreed to reduce the investment advisor fee by an amount equal to that portion of commissions paid to broker dealers in execution of Portfolio security transactions that is consideration for third-party research services. For the period from May 1, 2004 to September 30, 2004, BMR waived $68 of its advisory fee. Pursuant to a sub-advisery agreement, BMR has delegated the investment management of the Portfolio to Atlanta Capital Management, LLC (Atlanta Capital), a majority-owned subsidiary of EVM. BMR pays Atlanta Capital a monthly fee for sub-advisery services provided to the Portfolio in the amount of 0.400% annually of average daily net assets up to $500 million, and at reduced rates as daily net assets exceed that level. Except as to Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee. Trustees of the Portfolio that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended September 30, 2004, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  INVESTMENT TRANSACTIONS

   Purchases and sales of investments, other than short-term obligations, aggregated $11,194,415 and $11,054,033, respectively, for the year ended September 30, 2004.

4  FEDERAL INCOME TAX BASIS OF UNREALIZED APPRECIATION (DEPRECIATION)

   The cost and unrealized appreciation (depreciation) in value of the investments owned at September 30, 2004, as computed on a federal income tax basis, were as follows:

   AGGREGATE COST                                                  $  27,694,714
   -----------------------------------------------------------------------------
   Gross unrealized appreciation                                   $   4,859,227
   Gross unrealized depreciation                                        (703,041)
   -----------------------------------------------------------------------------
   NET UNREALIZED APPRECIATION                                     $   4,156,186
   -----------------------------------------------------------------------------

5  LINE OF CREDIT

   The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participating portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended September 30, 2004.

LARGE-CAP GROWTH PORTFOLIO as of September 30, 2004

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE TRUSTEES AND INVESTORS OF LARGE-CAP GROWTH PORTFOLIO:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Large-Cap Growth Portfolio (the Portfolio) as of September 30, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period ended September 30, 2004 and the supplementary data for each of the two years in the period then ended, and the period from the start of business, April 30, 2002, to September 30, 2002. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at September 30, 2004, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data present fairly, in all material respects, the financial position of the Large-Cap Growth Portfolio at September 30, 2004, the results of its operations, the changes in its net assets and the supplementary data for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
November 17, 2004

EATON VANCE-ATLANTA CAPITAL LARGE-CAP GROWTH FUND as of September 30, 2004

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2005 will show the tax status of all distributions paid to your account in calendar 2004. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund's fiscal year end regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

QUALIFIED DIVIDEND INCOME. The Fund designates approximately $374,311, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

DIVIDENDS RECEIVED DEDUCTION. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund's dividend distribution that qualifies under tax law. For the Fund's fiscal 2004 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.

EATON VANCE-ATLANTA CAPITAL LARGE-CAP GROWTH FUND

MANAGEMENT AND ORGANIZATION

FUND MANAGEMENT. The Trustees of Eaton Vance Growth Trust (the Trust) and Large-Cap Growth Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and Portfolio's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, "EVD" refers to Eaton Vance Distributors, Inc. and "Atlanta Capital" refers to Atlanta Capital Management Company, LLC. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolio's placement agent and a wholly-owned subsidiary of EVM.


                         POSITION(S)     TERM OF                                       NUMBER OF PORTFOLIOS
                          WITH THE      OFFICE AND                                        IN FUND COMPLEX
      NAME AND            TRUST AND     LENGTH OF         PRINCIPAL OCCUPATION(S)           OVERSEEN BY
   DATE OF BIRTH        THE PORTFOLIO     SERVICE         DURING PAST FIVE YEARS             TRUSTEE(1)     OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
James B. Hawkes        Trustee of the   Trustee of   Chairman, President and Chief              195             Director of EVC
11/9/41                Trust; Trustee   the Trust    Executive Officer of BMR, EVC,
                       and President    since 1989;  EVM and EV; Director of EV; Vice
                           of the      Trustee and   President and Director of EVD.
                         Portfolio     President of  Trustee and/or officer of 195
                                       the Portfolio registered investment companies
                                        since 2001   in the Eaton Vance Fund Complex.
                                                     Mr. Hawkes is an interested
                                                     person because of his positions
                                                     with BMR, EVM, EVC and EV, which
                                                     are affiliates of the Trust and
                                                     the Portfolio.

NONINTERESTED
TRUSTEE(S)
Samuel L. Hayes, III       Trustee      Trustee of   Jacob H. Schiff Professor of               195           Director of Tiffany &
2/23/35                                 the Trust    Investment Banking Emeritus,                           Co. (specialty retailer)
                                        since 1989;  Harvard University Graduate                                and Telect, Inc.
                                          of the     School of Business                                        (telecommunication
                                        Portfolio    Administration.                                            services company)
                                        since 2001

William H. Park            Trustee      Since 2003   President and Chief Executive              195                    None
9/19/47                                              Officer, Prizm Capital
                                                     Management, LLC (investment
                                                     management firm) (since 2002).
                                                     Executive Vice President and
                                                     Chief Financial Officer, United
                                                     Asset Management Corporation (a
                                                     holding company owning
                                                     institutional investment
                                                     management firms) (1982-2001).

Ronald A. Pearlman         Trustee      Since 2003   Professor of Law, Georgetown               195                    None
7/10/40                                              University Law Center (since
                                                     1999). Tax Partner, Covington &
                                                     Burling, Washington, DC
                                                     (1991-2000).

Norton H. Reamer           Trustee      Trustee of   President, Chief Executive                 195                    None
9/21/35                                 the Trust    Officer and a Director of Asset
                                        since 1989;  Management Finance Corp. (a
                                          of the     specialty finance company serving
                                        Portfolio    the investment management
                                        since 2001   industry) (since October 2003).
                                                     President, Unicorn Corporation
                                                     (an investment and financial
                                                     advisory services company) (since
                                                     September 2000). Formerly,
                                                     Chairman, Hellman, Jordan
                                                     Management Co., Inc. (an
                                                     investment management company)
                                                     (2000-2003). Formerly, Advisory
                                                     Director of Berkshire Capital
                                                     Corporation (investment banking
                                                     firm) (2002-2003). Formerly
                                                     Chairman of the Board, United
                                                     Asset Management Corporation (a
                                                     holding company owning
                                                     institutional investment
                                                     management firms) and Chairman,
                                                     President and Director, UAM Funds
                                                     (mutual funds) (1980-2000).

Lynn A. Stout              Trustee      Trustee of   Professor of Law, University of            195                    None
9/14/57                                 the Trust    California at Los Angeles School
                                        since 1998;  of Law (since July 2001).
                                          of the     Formerly, Professor of Law,
                                        Portfolio    Georgetown University Law Center.
                                        since 2001

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                                POSITION(S)                TERM OF
                                 WITH THE                OFFICE AND
      NAME AND                 TRUST AND THE              LENGTH OF                    PRINCIPAL OCCUPATION(S)
   DATE OF BIRTH                 PORTFOLIO                 SERVICE                     DURING PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------------------------
Thomas E. Faust Jr.        President of the Trust;    President of the     Executive Vice President of EVM, BMR, EVC and
5/31/58                     Vice President of the     Trust since 2002;    EV; Chief Investment Officer of EVM and BMR and
                                  Portfolio         Vice President of the  Director of EVC. Chief Executive Officer of
                                                       Portfolio since     Belair Capital Fund LLC, Belcrest Capital Fund
                                                           2001(2)         LLC, Belmar Capital Fund LLC, Belport Capital
                                                                           Fund LLC and Belrose Capital Fund LLC (private
                                                                           investment companies sponsored by EVM). Officer
                                                                           of 58 registered investment companies managed by
                                                                           EVM or BMR.

Gregory L. Coleman          Vice President of the        Since 2001        Partner of Atlanta Capital. Officer of 10
10/28/49                           Trust                                   registered investment companies managed by EVM
                                                                           or BMR.

William R. Hackney, III     Vice President of the        Since 2001        Managing Partner and member of the Executive
4/12/48                           Portfolio                                Committee of Atlanta Capital. Officer of 3
                                                                           registered investment companies managed by EVM
                                                                           or BMR.

Marilyn Robinson Irvin      Vice President of the        Since 2001        Senior Vice President and Principal of Atlanta
6/17/58                           Portfolio                                Capital. Officer of 1 registered investment
                                                                           company managed by EVM or BMR.

Paul J. Marshall            Vice President of the        Since 2003        Vice President of Atlanta Capital. Portfolio
5/2/65                            Portfolio                                manager for Bank of America Capital Management
                                                                           (1995-2000). Officer of 2 registered investment
                                                                           companies managed by EVM or BMR.

James A. Womack             Vice President of the        Since 2001        Vice President of Atlanta Capital. Officer of 10
11/20/68                           Trust                                   registered investment companies managed by EVM
                                                                           or BMR.

Alan R. Dynner                   Secretary            Secretary of the     Vice President, Secretary and Chief Legal
10/10/40                                            Trust since 1997; of   Officer of BMR, EVM, EVD, EV and EVC. Officer of
                                                     the Portfolio since   195 registered investment companies managed by
                                                           2001            EVM or BMR.

Kristin S. Anagnost           Treasurer of the          Since 2002(2)      Assistant Vice President of EVM and BMR. Officer
6/12/65                           Portfolio                                of 108 registered investment companies managed
                                                                           by EVM or BMR.

James L. O'Connor          Treasurer of the Trust   Treasurer since 1989   Vice President of BMR, EVM and EVD. Officer of
4/1/45                                                                     116 registered investment companies managed by
                                                                           EVM or BMR.

Paul M. O'Neil                 Chief Compliance          Since 2004        Vice President of EVM and BMR. Officer of 195
7/11/53                            Officer                                 registered investment companies managed by EVM
                                                                           or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

(2) Prior to 2002, Mr. Faust served as Vice President of the Trust since 1999 and Ms. Anagnost served as Assistant Treasurer of the Portfolio since 2001.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge by calling 1-800-225-6265.

                       This Page Intentionally Left Blank

                       This Page Intentionally Left Blank

                INVESTMENT ADVISER OF LARGE-CAP GROWTH PORTFOLIO
                         BOSTON MANAGEMENT AND RESEARCH
                            The Eaton Vance Building
                                255 State Street
                                Boston, MA 02109

                    SUB-ADVISER OF LARGE-CAP GROWTH PORTFOLIO
                     ATLANTA CAPITAL MANAGEMENT COMPANY, LLC
                           1349 West Peachtree Street
                                   Suite 1600
                                Atlanta, GA 30309

       ADMINISTRATOR OF EATON VANCE-ATLANTA CAPITAL LARGE-CAP GROWTH FUND
                             EATON VANCE MANAGEMENT
                            The Eaton Vance Building
                                255 State Street
                                Boston, MA 02109

                              PRINCIPAL UNDERWRITER
                         EATON VANCE DISTRIBUTORS, INC.
                            The Eaton Vance Building
                                255 State Street
                                Boston, MA 02109
                                 (617) 482-8260

                                    CUSTODIAN
                         INVESTORS BANK & TRUST COMPANY
                              200 Clarendon Street
                                Boston, MA 02116

                                 TRANSFER AGENT
                                    PFPC INC.
                             Attn: Eaton Vance Funds
                                  P.O. Box 9653
                            Providence, RI 02940-9653
                                 (800) 262-1122

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                              DELOITTE & TOUCHE LLP
                               200 Berkeley Street
                              Boston, MA 02116-5022

                EATON VANCE-ATLANTA CAPITAL LARGE-CAP GROWTH FUND
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                BOSTON, MA 02109

   This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.

1451-11/04                                                         ALCGSRC

[ATLANTA CAPITAL LOGO]

[GRAPHIC IMAGE]

ANNUAL REPORT SEPTEMBER 30, 2004

[GRAPHIC IMAGE]

EATON VANCE-
ATLANTA
CAPITAL
SMALL-CAP
FUND

                                EATON VANCE FUNDS
                             EATON VANCE MANAGEMENT
                         BOSTON MANAGEMENT AND RESEARCH
                         EATON VANCE DISTRIBUTORS, INC.

                                 PRIVACY NOTICE

The Eaton Vance organization is committed to ensuring your financial privacy. This notice is being sent to comply with privacy regulations of the Securities and Exchange Commission. Each of the above financial institutions has in effect the following policy with respect to nonpublic personal information about its customers:

- Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected.

- None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account).

- Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

      For more information about Eaton Vance's privacy policies, call:
      1-800-262-1122.

                                IMPORTANT NOTICE
                              REGARDING DELIVERY OF
                              SHAREHOLDER DOCUMENTS

The Securities and Exchange Commission permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

EATON VANCE, OR YOUR FINANCIAL ADVISER, MAY HOUSEHOLD THE MAILING OF YOUR DOCUMENTS INDEFINITELY UNLESS YOU INSTRUCT EATON VANCE, OR YOUR FINANCIAL ADVISER, OTHERWISE.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

The Fund will file a schedule of its portfolio holdings on Form N-Q with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year. The Fund's Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures without charge, upon request, by calling 1-800-262-1122. This description is also available on the Securities and Exchange Commission's website at http://www.sec.gov.

EATON VANCE-ATLANTA CAPITAL SMALL-CAP FUND as of September 30, 2004 MANAGEMENT DISCUSSION OF FUND PERFORMANCE

THE FUND

[PHOTO OF CHARLES B. REED]

The Investment Team Managing Small-Cap Portfolio:
Charles B. Reed
NOT PICTURED:
William O. Bell, IV William R. Hackney, III W. Matthew Hereford

- During the year ended September 30, 2004, the Fund's Class I shares had a total return of 17.07%, the result of an increase in net asset value (NAV) per share to $11.18 on September 30, 2004, from $9.55 on September 30, 2003.(1) The Fund's Class A shares had a total return of 8.10% from inception on November 28, 2003, to fiscal year end, the result of an increase in net asset value (NAV) per share to $10.81 on September 30, 2004, from the initial $10.00.(1)

MANAGEMENT DISCUSSION

- The market environment for smaller capitalization equities was favorable over the past year. Small-cap stocks, as measured by the Russell 2000 Index, rose 18.77% in the year ending September 30, 2004, out-pacing the 13.86% advance in the larger-cap S&P 500 Index over the same period.(2) Most of the gain for the Russell 2000 Index occurred in the fourth quarter of 2003.(2) Since January 2004, the market has been in a narrow trading range.

- The Fund's performance was led by sharp gains in the energy and basic materials sectors. In general, the economically-sensitive industrial sectors turned in the strongest market performance, while the defensive, consumer-related sectors turned in more moderate price performance. This was true for holdings in the Portfolio as well.

- The Fund's returns were in line with those of the Russell 2000 Index over the past 12 months, but the pattern of returns was quite different. As the economy and corporate earnings growth started to decelerate and the Federal Reserve began to raise interest rates, our higher-quality investment discipline outperformed and erased the underperformance against the Russell 2000 Index we saw in the fourth quarter of last year.

- We strive to add value through our high-quality discipline and stock selection, not by significantly overweighting or underweighting a particular economic sector versus the benchmark. As a result, the Portfolio's sector weightings generally have not had much influence on how the Fund performs versus its benchmark. The Portfolio is broadly diversified across all key economic sectors constituting the Russell 2000, and the its investments in a particular economic sector are roughly equivalent to that sector's weight in the benchmark.

  MUTUAL FUND SHARES ARE NOT INSURED BY THE FDIC AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE SUBJECT
       TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED.

- The energy sector was the best performing sector of the stock market over the past year and, likewise, was the best performing sector of the Portfolio. The Portfolio's energy stocks advanced an average of 64% over the past 12 months. While a strong advance, the Portfolio's energy holdings lagged the 77% advance in the Russell 2000 Index's energy component.(2)

- As a group, the Portfolio's consumer staples stocks most negatively impacted Fund performance, both on an absolute basis and relative to the Russell 2000 Index.(2) Of the nine economic sectors within the Portfolio, only the consumer staples sector recorded a negative rate of return over the past 12 months.

- We believe that successful investing requires broad diversification, a long-term orientation and an emphasis on quality companies that we think can weather the ups and downs of the economy as well as the stock market. While no change in our strategy is anticipated, we do anticipate that leadership in the broad market of stocks will continue to gravitate towards higher-quality issues with stronger balance sheets and a track record of more consistent earnings growth. If so, this would tend to favor our high-quality investment philosophy.

- We are pleased to announce that, effective October 1, 2004, Wiliam O. Bell and W. Matthew Hereford join the team of investment professionals for Small-Cap Portfolio. Mr. Bell and Mr. Hereford are both Vice Presidents of Atlanta Capital Management.

   THE VIEWS EXPRESSED THROUGHOUT THIS REPORT ARE THOSE OF THE PORTFOLIO MANAGERS AND ARE CURRENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THESE VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS, AND THE INVESTMENT ADVISOR DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FUND ARE BASED ON MANY FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY EATON VANCE FUND.

 PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. RETURNS ARE HISTORICAL AND
    ARE CALCULATED BY DETERMINING THE PERCENTAGE CHANGE IN NET ASSET VALUE OR OFFERING PRICE (AS APPLICABLE) WITH ALL DISTRIBUTIONS REINVESTED. INVESTMENT
RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE IS FOR THE STATED TIME
  PERIOD ONLY; DUE TO MARKET VOLATILITY, THE FUND'S CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE QUOTED RETURN. FUND PERFORMANCE DURING CERTAIN PERIODS
 REFLECTS THE STRONG MARKET PERFORMANCE AND/OR THE STRONG PERFORMANCE OF STOCKS
    HELD DURING THOSE PERIODS. THIS PERFORMANCE IS NOT TYPICAL AND MAY NOT BE REPEATED. FOR PERFORMANCE AS OF THE MOST RECENT MONTH-END, PLEASE REFER TO
                               www.eatonvance.com.

(1) THESE RETURNS ARE HISTORICAL AND DO NOT INCLUDE THE 5.75% MAXIMUM SALES CHARGE FOR THE FUND'S CLASS A SHARES. IF THE SALES CHARGE WAS DEDUCTED, THE PERFORMANCE WOULD BE REDUCED. CLASS I SHARES ARE NOT SUBJECT TO A SALES CHARGE.

(2) IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. THE INDEX'S TOTAL RETURN DOES NOT REFLECT COMMISSIONS OR EXPENSES THAT WOULD HAVE BEEN INCURRED IF AN INVESTOR INDIVIDUALLY PURCHASED OR SOLD THE SECURITIES REPRESENTED IN THE INDEX.

EATON VANCE-ATLANTA CAPITAL SMALL-CAP FUND as of September 30, 2004
PERFORMANCE

The line graph and table set forth below provide information about the Fund's performance. The line graph compares the performance of Class I of the Fund with that of the Russell 2000 Index. The lines on the chart represent the total returns of a hypothetical investment of $10,000 in Class I and in the S&P 500 Index. The table includes the total returns of each Class of the Fund at net asset value and public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Index's total returns do not reflect any commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index.

PERFORMANCE**                                                                        CLASS A      CLASS I
---------------------------------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)

One Year                                                                                N.A.        17.07%
Life of Fund++                                                                          8.10%        4.72%

SEC Average Annual Total Returns (including sales charge or applicable CDSC)

One Year                                                                                N.A.        17.07%
Life of Fund++                                                                          1.88%        4.72%

++ Inception Dates - Class A: 11/28/03; Class I: 4/30/02

** Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 5.75% sales charge. Class I shares are not subject to a sales charge.

Comparison of Change in Value of a $10,000 Investment in Eaton Vance - Atlanta Capital Small-Cap Fund Class I vs. the Russell 2000 Index*

April 30, 2002 - September 30, 2004

[CHART]

          ATLANTA CAPITAL SMALL-CAP FUND- CLASS I

                          4/30/2002

                  Fund           Fund             Russell

                 Value at      Value With          2000
   Date              NAV       Sales Charge        Index
------------------------------------------------------------------
  4/30/2002       10000           N/A                10000
  5/31/2002        9810                            9556.18
  6/30/2002        9280                            9082.03
  7/31/2002        8250                            7710.36
  8/31/2002        8380                            7690.73
  9/30/2002        7710                            7138.43
 10/31/2002        8040                             7367.3
 11/30/2002        8530                             8024.8
 12/31/2002        8230                            7577.99
  1/31/2003        8010                            7368.23
  2/28/2003        7680                             7145.6
  3/31/2003        7710                            7237.61
  4/30/2003        8360                            7923.87
  5/31/2003        8810                            8774.19
  6/30/2003        9070                            8932.99
  7/31/2003        9420                            9491.92
  8/31/2003        9790                            9927.09
  9/30/2003        9550                            9743.89
 10/31/2003       10110                           10562.15
 11/30/2003       10320                           10936.94
 12/31/2003       10440                           11158.87
  1/31/2004       10710                           11643.68
  2/29/2004       10890                           11748.04
  3/31/2004       10880                           11857.51
  4/30/2004       10670                           11252.98
  5/31/2004       10720                           11432.05
  6/30/2004       11130                           11913.52
  7/31/2004       10660                           11111.36
  8/31/2004       10670                           11054.22
  9/30/2004       11180                           11573.18

*  Source: Thomson Financial. Investment operations commenced 4/30/02.

   An investment in the Fund's Class A shares on 11/28/03 at net asset value would have grown to $10,810 on September 30, 2004; $10,188, including the maximum applicable sales charge.

TEN LARGEST HOLDINGS+
By net assets

  Affiliated Managers Group, Inc.     3.2%
  Florida Rock Industries, Inc.       3.0
  Landauer, Inc.                      2.7
  Forward Air Corp.                   2.6
  Grey Global Group, Inc.             2.6
  Seacoast Banking Corp. of Florida   2.4
  Matthews International Corp.        2.3
  Young Innovations, Inc.             2.3
  FactSet Research Systems, Inc.      2.1
  Financial Federal Corp.             2.0

COMMON STOCK INVESTMENTS BY SECTOR+
By net assets

  CONSUMER DISCRODINORY              19.2%
  FINANCIALS                         18.2%
  INDUSTRIELS                        18.0%
  INFORMATION TECHNOLOGY             17.7%
  HEALTH CARE                         9.5%
  CONSUMER STAPLES                    4.5%
  MATERIALS                           4.2%
  U'RIES                              3.5%
  ENERGY                              1.8%

  + Ten Largest Holdings represented 25.2% of the Portfolio's net assets as of September 30, 2004. Holdings subject to change due to active management.

 PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. RETURNS ARE HISTORICAL AND
    ARE CALCULATED BY DETERMINING THE PERCENTAGE CHANGE IN NET ASSET VALUE OR OFFERING PRICE (AS APPLICABLE) WITH ALL DISTRIBUTIONS REINVESTED. INVESTMENT
RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE IS FOR THE STATED TIME
  PERIOD ONLY; DUE TO MARKET VOLATILITY, THE FUND'S CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE QUOTED RETURN. FUND PERFORMANCE DURING CERTAIN PERIODS
 REFLECTS THE STRONG MARKET PERFORMANCE AND/OR THE STRONG PERFORMANCE OF STOCKS
    HELD DURING THOSE PERIODS. THIS PERFORMANCE IS NOT TYPICAL AND MAY NOT BE REPEATED. FOR PERFORMANCE AS OF THE MOST RECENT MONTH-END, PLEASE REFER TO
                               www.eatonvance.com.

EATON VANCE-ATLANTA CAPITAL SMALL-CAP FUND as of September 30, 2004
FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2004 - September 30, 2004).

Actual Expenses: The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                   EATON VANCE-ATLANTA CAPITAL SMALL-CAP FUND

                                    BEGINNING ACCOUNT VALUE  ENDING ACCOUNT VALUE  EXPENSES PAID DURING PERIOD*
                                            (4/1/04)              (9/30/04)             (4/1/04 - 9/30/04)
     ----------------------------------------------------------------------------------------------------------
     Actual
     Class A                              $  1,000.00            $  1,026.59                 $  8.11
     Class I                              $  1,000.00            $  1,027.58                 $  6.84

     Hypothetical
     (5% return before expenses)
     Class A                              $  1,000.00            $  1,017.00                 $  8.07
     Class I                              $  1,000.00            $  1,018.30                 $  6.81

     * Expenses are equal to the Fund's annualized expense ratio of 1.60% for Class A shares and 1.35% for Class I shares, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2004. The Example reflects the expenses of both the Fund and the Portfolio.

EATON VANCE-ATLANTA CAPITAL SMALL-CAP FUND as of September 30, 2004 FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF SEPTEMBER 30, 2004

ASSETS

Investment in Small-Cap Portfolio, at value
   (identified cost, $13,171,036)                                               $   16,726,704
Receivable for Fund shares sold                                                         21,487
Receivable from the Administrator                                                       59,526
----------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                    $   16,807,717
----------------------------------------------------------------------------------------------

LIABILITIES

Payable for Fund shares redeemed                                                $          452
Accrued expenses                                                                        25,120
----------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                               $       25,572
----------------------------------------------------------------------------------------------
NET ASSETS                                                                      $   16,782,145
----------------------------------------------------------------------------------------------

SOURCES OF NET ASSETS

Paid-in capital                                                                 $   13,434,845
Accumulated net realized loss from Portfolio (computed on
   the basis of identified cost)                                                      (208,368)
Net unrealized appreciation from Portfolio (computed on
   the basis of identified cost)                                                     3,555,668
----------------------------------------------------------------------------------------------
TOTAL                                                                           $   16,782,145
----------------------------------------------------------------------------------------------

CLASS A SHARES

NET ASSETS                                                                      $    1,166,041
SHARES OUTSTANDING                                                                     107,875
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
   (net assets DIVIDED BY shares of beneficial interest outstanding)            $        10.81
MAXIMUM OFFERING PRICE PER SHARE
   (100 DIVIDED BY 94.25 of $10.81)                                             $        11.47
----------------------------------------------------------------------------------------------

CLASS I SHARES

NET ASSETS                                                                      $   15,616,104
SHARES OUTSTANDING                                                                   1,397,011
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE
   (net assets DIVIDED BY shares of beneficial interest outstanding)            $        11.18
----------------------------------------------------------------------------------------------

On sales of $50,000 or more, the offering price of Class A shares is reduced.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
SEPTEMBER 30, 2004

INVESTMENT INCOME
Dividends allocated from Portfolio                                              $      148,586
Interest allocated from Portfolio                                                        1,661
Expenses allocated from Portfolio                                                     (181,056)
----------------------------------------------------------------------------------------------
NET INVESTMENT LOSS FROM PORTFOLIO                                              $      (30,809)
----------------------------------------------------------------------------------------------

EXPENSES

Trustees' fees and expenses                                                     $          153
Distribution and service fees
   Class A                                                                               1,955
   Class R                                                                                   4
Registration fees                                                                       29,884
Legal and accounting services                                                           15,594
Custodian fee                                                                           13,882
Transfer and dividend disbursing agent fees                                              6,540
Printing and postage                                                                     2,439
Miscellaneous                                                                            1,263
----------------------------------------------------------------------------------------------
TOTAL EXPENSES                                                                  $       71,714
----------------------------------------------------------------------------------------------
Deduct --
   Allocation of expenses to the Administrator                                  $       59,526
----------------------------------------------------------------------------------------------
TOTAL EXPENSE REDUCTIONS                                                        $       59,526
----------------------------------------------------------------------------------------------

NET EXPENSES                                                                    $       12,188
----------------------------------------------------------------------------------------------

NET INVESTMENT LOSS                                                             $      (42,997)
----------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED
GAIN (LOSS) FROM PORTFOLIO

Net realized gain (loss) --
   Investment transactions (identified cost basis)                              $      730,938
----------------------------------------------------------------------------------------------
NET REALIZED GAIN                                                               $      730,938
----------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
   Investments (identified cost basis)                                          $    1,335,139
----------------------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                            $    1,335,139
----------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN                                                $    2,066,077
----------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                                      $    2,023,080
----------------------------------------------------------------------------------------------

                        See notes to financial statements

STATEMENTS OF CHANGES IN NET ASSETS

                                                          YEAR ENDED            YEAR ENDED
                                                          SEPTEMBER 30, 2004    SEPTEMBER 30, 2003
---------------------------------------------------------------------------------------------------
INCREASE (DECREASE)
IN NET ASSETS
From operations --
   Net investment loss                                    $           (42,997)  $           (23,534)
   Net realized gain (loss)
      from investment transactions                                    730,938              (465,582)
   Net change in unrealized
      appreciation (depreciation)
      from investments                                              1,335,139             2,264,198
---------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM OPERATIONS                $         2,023,080   $         1,775,082
---------------------------------------------------------------------------------------------------
Transactions in shares of beneficial interest --
   Proceeds from sale of shares
      Class A                                             $           242,932   $                --
      Class I                                                       5,688,963             3,832,483
   Issued in reorganization of Eaton Vance
      Small-Cap Fund
      Class A                                                       1,011,186                    --
   Cost of shares redeemed
      Class A                                                        (148,988)                   --
      Class I                                                      (2,850,045)           (1,768,084)
      Class R                                                          (1,102)                   --
---------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   FUND SHARE TRANSACTIONS                                $         3,942,946   $         2,064,399
---------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS                                $         5,966,026   $         3,839,481
---------------------------------------------------------------------------------------------------

NET ASSETS

At beginning of year                                      $        10,816,119   $         6,976,638
---------------------------------------------------------------------------------------------------
AT END OF YEAR                                            $        16,782,145   $        10,816,119
---------------------------------------------------------------------------------------------------

                        See notes to financial statements

FINANCIAL HIGHLIGHTS

                                                                                    CLASS A
                                                                            ------------------------
                                                                            PERIOD ENDED
                                                                            SEPTEMBER 30, 2004(1)(2)
----------------------------------------------------------------------------------------------------
Net asset value -- Beginning of period                                        $          10.000
----------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS

Net investment loss                                                           $          (0.044)
Net realized and unrealized gain                                                          0.854
----------------------------------------------------------------------------------------------------
TOTAL INCOME FROM OPERATIONS                                                  $           0.810
----------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF PERIOD                                              $          10.810
----------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                                                                            8.10%
----------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA+

Net assets, end of period (000's omitted)                                     $           1,166
Ratios (As a percentage of average daily net assets):
   Net expenses(4)                                                                         1.60%(5)
   Net expenses after custodian fee reduction(4)                                           1.60%(5)
   Net investment loss                                                                    (0.51)%(5)
Portfolio Turnover of the Portfolio                                                          28%
----------------------------------------------------------------------------------------------------
+  The operating expenses of the Portfolio reflect a reduction of the investment adviser fee. The operating expenses of the Fund reflect an allocation of expenses to the Administrator. Had such actions not been taken, the ratios and net investment loss per share would have been as follows:
Ratios (As a percentage of average daily net assets):
   Expenses(4)                                                                             2.03%(5)
   Expenses after custodian fee reduction(4)                                               2.03%(5)
   Net investment loss                                                                    (0.94)%(5)
Net investment loss per share                                                 $          (0.081)
----------------------------------------------------------------------------------------------------

(1) Net investment loss per share was computed using average shares outstanding.

(2) For the period from the start of business, November 28, 2003, to September 30, 2004.

(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

(5)  Annualized.

                        See notes to financial statements

                                                                                                      CLASS I
                                                                                   ----------------------------------------------
                                                                                              YEAR ENDED SEPTEMBER 30,
                                                                                   ----------------------------------------------
                                                                                      2004(1)        2003(1)      2002(1)(2)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                                               $     9.550    $     7.710    $    10.000
---------------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS

Net investment loss                                                                $    (0.031)   $    (0.024)   $    (0.007)
Net realized and unrealized gain (loss)                                                  1.661          1.864         (2.283)
---------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM OPERATIONS                                                $     1.630    $     1.840    $    (2.290)
---------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR                                                     $    11.180    $     9.550    $     7.710
---------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                                                                          17.07%         23.87%        (22.90)%
---------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA+

Net assets, end of year (000's omitted)                                            $    15,616    $    10,815    $     6,976
Ratios (As a percentage of average daily net assets):
   Net expenses(4)                                                                        1.35%          1.35%          1.37%(5)
   Net expenses after custodian fee reduction(4)                                          1.35%          1.35%          1.35%(5)
   Net investment loss                                                                   (0.29)%        (0.28)%        (0.20)%(5)
Portfolio Turnover of the Portfolio                                                         28%            54%            17%
---------------------------------------------------------------------------------------------------------------------------------
+  The operating expenses of the Portfolio reflect a reduction of the investment adviser fee. The operating expenses of the Fund reflect an allocation of expenses to the Administrator. Had such actions not been taken, the ratios and net investment loss per share would have been as follows:
Ratios (As a percentage of average daily net assets):
   Expenses(4)                                                                            1.78%          2.12%          2.69%(5)
   Expenses after custodian fee reduction(4)                                              1.78%          2.12%          2.67%(5)
   Net investment loss                                                                   (0.72)%        (1.05)%        (1.52)%(5)
Net investment loss per share                                                      $    (0.077)   $    (0.090)   $    (0.053)
---------------------------------------------------------------------------------------------------------------------------------

(1) Net investment loss per share was computed using average shares outstanding.

(2) For the period from the start of business, April 30, 2002, to September 30, 2002.

(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

(5)  Annualized.

                        See notes to financial statements

EATON VANCE-ATLANTA CAPITAL SMALL-CAP FUND as of September 30, 2004 NOTES TO FINANCIAL STATEMENTS

1  SIGNIFICANT ACCOUNTING POLICIES

   Eaton Vance-Atlanta Capital Small-Cap Fund (formerly Atlanta Capital Small-Cap Fund) (the Fund) is a diversified series of Eaton Vance Growth Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940 (the 1940 Act), as amended, as an open-end management investment company. The Fund currently offers two classes of shares. Class A shares are generally sold subject to a sales charge imposed at the time of purchase. Class I shares are offered at net asset value and are not subject to a sales charge. The Fund previously offered Class R shares. Such offering was discontinued during the year ended September 30, 2004. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in the Small-Cap Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (86.1% at September 30, 2004). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

   A INVESTMENT VALUATION -- Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

   B INCOME -- The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with accounting principles generally accepted in the United States of America.

   C FEDERAL TAXES -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At September 30, 2004, the Fund, for federal income tax purposes, had a capital loss carryover of $238,363 which will reduce the taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. A portion of such capital loss carryover was acquired through the Fund Reorganization (see Note 9) and may be subject to certain limitations. Such capital loss carryover will expire on September 30, 2011.

   D EXPENSE REDUCTION -- Investors Bank & Trust Company (IBT) serves as custodian to the Fund and the Portfolio. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Fund or the Portfolio maintains with IBT. All credit balances used to reduce the Fund's custodian fees are reported as a reduction of total expenses in the Statement of Operations.

   E OTHER -- Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

   F USE OF ESTIMATES -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

   G INDEMNIFICATIONS -- Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund and shareholders are indemnified against personal liability for obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

   H EXPENSES -- The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

2  DISTRIBUTIONS TO SHAREHOLDERS

   It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of the net investment income and at least one distribution of all or substantially all of its net realized capital gains. Distributions are declared separately for each class of shares. Distributions are paid in the form of additional shares of the same class of the Fund or, at the election of the shareholder, in cash. Shareholders may reinvest distributions in additional shares of the Fund at the net asset value as of the reinvestment date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

   During the year ended September 30, 2004, paid-in capital was increased by $313,814, accumulated net investment loss was decreased by $42,997, and accumulated undistributed net realized gain was decreased by $356,811 primarily due to differences between book and tax accounting treatment of net operating losses and the capital loss carryforward from the merger with Eaton Vance Small-Cap Fund (See Note 9). This change had no effect on the net assets or the net asset value per share.

   As of September 30, 2004, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

           Capital loss carryforwards                 $    (238,363)
           Accumulated undistributed
             net realized gain                        $     172,461
           Unrealized gain                            $   3,413,202

3  SHARES OF BENEFICIAL INTEREST

   The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

                                                           PERIOD ENDED
   CLASS A                                                 SEPTEMBER 30, 2004(1)
   -----------------------------------------------------------------------------
   Sales                                                                  23,339
   Issued in connection with the acquisition of
     Eaton Vance Small-Cap Fund                                           98,785
   Redemptions                                                           (14,249)
   -----------------------------------------------------------------------------
   NET INCREASE                                                          107,875
   -----------------------------------------------------------------------------

                                      YEAR ENDED              YEAR ENDED
   CLASS I                            SEPTEMBER 30, 2004      SEPTEMBER 30, 2003
   -----------------------------------------------------------------------------
   Sales                                         531,607                 437,075
   Redemptions                                  (267,193)               (208,866)
   -----------------------------------------------------------------------------
   NET INCREASE                                  264,414                 228,209
   -----------------------------------------------------------------------------

                                   YEAR ENDED                 YEAR ENDED
   CLASS R                         SEPTEMBER 30, 2004(2)      SEPTEMBER 30, 2003
   -----------------------------------------------------------------------------
   Sales                                              --                      --
   Redemptions                                      (101)                     --
   -----------------------------------------------------------------------------
   NET DECREASE                                     (101)                     --
   -----------------------------------------------------------------------------

(1) For the period from the start of business, November 28, 2003, to September 30, 2004.
(2) Offering of Class R shares was discontinued during the year ended September 30, 2004 (See Note 1).

4  TRANSACTIONS WITH AFFILIATES

   Eaton Vance Management (EVM) serves as administrator of the Fund but receives no compensation. For the fiscal year ended September 30, 2004, the administrator has agreed to reimburse the Fund's other expenses (excluding the investment adviser fee, the distribution fee and the service fee) to the extent that they exceed 0.35% of average daily net assets. This agreement may be changed or terminated at any time, subject to Trustee approval. Pursuant to this agreement, EVM was allocated $59,526 of the Fund's operating expenses for the year ended September 30, 2004. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. Except as to Trustees of the Fund and the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee earned by BMR. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of those services. During the year ended September 30, 2004, EVM earned $145 in sub-transfer agent fees from the Fund. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $486 as its portion of the sales charge on sales of fund shares for the year ended September 30, 2004. Certain officers and Trustees of the Fund and Portfolio are officers of the above organizations.

5  DISTRIBUTION AND SERVICE PLANS

   For the period from October 1, 2003 to September 10, 2004, the Fund had in effect a distribution plan for Class R (Class R Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. The Fund also has in effect a service plan for Class A (Class A Plan) (collectively, the Plans). The Class R Plan allows the Fund to pay EVD amounts equal to 1/365 of 0.25% of the Fund's average daily net assets attributable to Class R shares for providing ongoing distribution services and facilities to the Fund. The Fund paid or accrued $2 for Class R shares to or payable to EVD for the period from October 1, 2003 to September 10, 2004, representing 0.25% (annualized) of the average daily net assets for Class R shares.

   The Plans authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% (annually) of the Fund's average daily net assets attributable to Class A shares and Class R shares for each fiscal year. Service fee payments will be made for personal services and/or the maintenance of shareholder accounts. Service fee payments for the period from October 1, 2003 to September 10, 2004, amounted to $2 for Class R shares. Service fee payments for the period from the start of business, November 28, 2003, to September 30, 2004 amounted to $1,955 for Class A shares.

6  CONTINGENT DEFERRED SALES CHARGE

   Class A shares may be subject to a 1% contingent deferred sales charge (CDSC) if redeemed within 12 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. No CDSC is levied on shares which have been sold to EVD or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. EVD did not receive any CDSC paid by Class A shareholders of the Fund.

7  INVESTMENT TRANSACTIONS

   Increases and decreases in the Fund's investment in the Portfolio for the year ended September 30, 2004, aggregated $7,017,282 and $3,021,511, respectively.

8  NAME CHANGE

   Effective November 19, 2003, Atlanta Capital Small-Cap Fund changed its name to Eaton Vance-Atlanta Capital Small-Cap Fund.

9  ACQUISITION OF EATON VANCE SMALL-CAP FUND

   Prior to the opening of business on January 12, 2004, the Fund acquired the net assets of Eaton Vance Small-Cap Fund pursuant to an agreement and Plan of Reorganization dated October 20, 2003. In accordance with the agreement, the Fund issued 98,785 Class A shares having a total aggregate value of $1,011,186. As a result, the Fund issued 0.999 shares of Class A for each share of Eaton Vance Small-Cap Fund. The transaction was structured for tax purposes to qualify as a tax free reorganization under the Internal Revenue Code. The Eaton Vance Small-Cap Fund's net assets at the date of the transaction were $1,011,186 including $611,056 of unrealized appreciation. Directly after the merger, the combined net assets of the Eaton Vance-Atlanta Capital Small-Cap Fund were $13,540,656 with a net asset value of $10.24, $10.57, and $10.48 for Class A, Class I and Class R, respectively.

EATON VANCE-ATLANTA CAPITAL SMALL-CAP FUND as of September 30, 2004 REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE TRUSTEES OF EATON VANCE GROWTH TRUST AND SHAREHOLDERS OF
EATON VANCE-ATLANTA CAPITAL SMALL-CAP FUND:

We have audited the accompanying statement of assets and liabilities of Eaton Vance-Atlanta Capital Small-Cap Fund (formerly Atlanta Capital Small-Cap
Fund) (the Fund) (one of the series of Eaton Vance Growth Trust) as of September 30, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended, and for the period from the start of business, April 30, 2002 to September 30, 2002. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Eaton Vance-Atlanta Capital Small-Cap Fund at September 30, 2004, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
November 17, 2004

SMALL-CAP PORTFOLIO as of September 30, 2004
PORTFOLIO OF INVESTMENTS

COMMON STOCKS -- 96.6%

SECURITY                                        SHARES         VALUE
---------------------------------------------------------------------------
ADVERTISING -- 2.6%

Grey Global Group, Inc.                                  500   $    497,500
---------------------------------------------------------------------------
                                                               $    497,500
---------------------------------------------------------------------------

ADVERTISING AND MARKETING SERVICES -- 1.4%

ADVO, Inc.                                             8,700   $    269,178
---------------------------------------------------------------------------
                                                               $    269,178
---------------------------------------------------------------------------

AIR FREIGHT -- 2.6%

Forward Air Corp.(1)                                  12,550   $    502,251
---------------------------------------------------------------------------
                                                               $    502,251
---------------------------------------------------------------------------

AIRLINES -- 1.7%

SkyWest, Inc.                                         21,400   $    322,070
---------------------------------------------------------------------------
                                                               $    322,070
---------------------------------------------------------------------------

APPAREL MANUFACTURER -- 1.5%

Columbia Sportswear Co.(1)                             5,200   $    283,400
---------------------------------------------------------------------------
                                                               $    283,400
---------------------------------------------------------------------------

APPLICATIONS SOFTWARE -- 8.5%

ANSYS, Inc.(1)                                         7,100   $    353,083
Fair Isaac Corp.                                      12,262        358,050
Jack Henry & Associates, Inc.                         19,100        358,507
Kronos, Inc.(1)                                        5,350        236,951
National Instruments Corp.                            11,350        343,564
---------------------------------------------------------------------------
                                                               $  1,650,155
---------------------------------------------------------------------------

AUTO AND PARTS -- 0.9%

Adesa, Inc.                                           10,900   $    179,087
---------------------------------------------------------------------------
                                                               $    179,087
---------------------------------------------------------------------------

AUTOMOBILES -- 1.2%

Winnebago Industries                                   7,000   $    242,480
---------------------------------------------------------------------------
                                                               $    242,480
---------------------------------------------------------------------------

BANKS -- 8.5%

Boston Private Financial Holdings, Inc.               11,200   $    279,552
Capital City Bank Group, Inc.                          8,250        319,358
Seacoast Banking Corp. of Florida                     21,620        461,803
Texas Regional Bancshares, Class A                    10,173   $    316,279
UCBH Holdings, Inc.                                    7,100        277,397
---------------------------------------------------------------------------
                                                               $  1,654,389
---------------------------------------------------------------------------

BROADCAST MEDIA -- 2.1%

Cox Radio, Inc., Class A(1)                           13,800   $    205,896
Radio One, Inc., Class A(1)                            2,300         32,867
Radio One, Inc., Class D(1)                           11,400        162,222
---------------------------------------------------------------------------
                                                               $    400,985
---------------------------------------------------------------------------

BUILDING MATERIALS -- 1.5%

Elkcorp                                               10,400   $    288,704
---------------------------------------------------------------------------
                                                               $    288,704
---------------------------------------------------------------------------

BUSINESS SERVICES -- 0.9%

Arbitron, Inc.(1)                                      4,700   $    172,067
---------------------------------------------------------------------------
                                                               $    172,067
---------------------------------------------------------------------------

CONSTRUCTION-CEMENT -- 2.9%

Florida Rock Industries, Inc.                         11,400   $    558,486
---------------------------------------------------------------------------
                                                               $    558,486
---------------------------------------------------------------------------

CONSUMER FINANCE -- 2.0%

Financial Federal Corp.(1)                            10,600   $    397,288
---------------------------------------------------------------------------
                                                               $    397,288
---------------------------------------------------------------------------

CONTAINERS AND PACKAGING -- 1.3%

AptarGroup, Inc.                                       5,900   $    259,423
---------------------------------------------------------------------------
                                                               $    259,423
---------------------------------------------------------------------------

DISTRIBUTION / WHOLESALE -- 1.8%

Scansource, Inc.(1)                                    5,600   $    357,280
---------------------------------------------------------------------------
                                                               $    357,280
---------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES -- 3.2%

Affiliated Managers Group, Inc.(1)                    11,750   $    629,095
---------------------------------------------------------------------------
                                                               $    629,095
---------------------------------------------------------------------------

ELECTRIC UTILITIES -- 0.6%

ALLETE, Inc.                                           3,633   $    118,073
---------------------------------------------------------------------------
                                                               $    118,073
---------------------------------------------------------------------------

                        See notes to financial statements

SECURITY                                        SHARES         VALUE
---------------------------------------------------------------------------
ELECTRICAL EQUIPMENT -- 2.3%

Brady Corp., Class A                                   4,700   $    229,219
Genlyte Group Inc., (The)(1)                           3,400        218,926
---------------------------------------------------------------------------
                                                               $    448,145
---------------------------------------------------------------------------

ENGINEERING & CONTRUCTION -- 1.3%

Jacobs Engineering Group, Inc.(1)                      6,400   $    245,056
---------------------------------------------------------------------------
                                                               $    245,056
---------------------------------------------------------------------------

ENTERTAINMENT -- 1.5%

Speedway Motorsports, Inc.                             8,500   $    283,305
---------------------------------------------------------------------------
                                                               $    283,305
---------------------------------------------------------------------------

FOOD DISTRIBUTORS -- 1.2%

Performance Food Group Co.(1)                         10,000   $    237,000
---------------------------------------------------------------------------
                                                               $    237,000
---------------------------------------------------------------------------

GAS UTILITIES -- 1.0%

Piedmont Natural Gas Co., Inc.                         4,300   $    188,942
---------------------------------------------------------------------------
                                                               $    188,942
---------------------------------------------------------------------------

HEALTH CARE-EQUIPMENT -- 3.5%

Diagnostic Products Corp.                              6,000   $    245,220
Young Innovations, Inc.                               13,300        438,900
---------------------------------------------------------------------------
                                                               $    684,120
---------------------------------------------------------------------------

HEALTH CARE-SUPPLIES -- 1.7%

ICU Medical, Inc.(1)                                  12,350   $    321,594
---------------------------------------------------------------------------
                                                               $    321,594
---------------------------------------------------------------------------

HEALTH SERVICES -- 3.1%

CorVel Corp.(1)                                       11,000   $    326,480
Renal Care Group, Inc.(1)                              8,600        277,178
---------------------------------------------------------------------------
                                                               $    603,658
---------------------------------------------------------------------------

HOUSEHOLD PRODUCTS -- 0.9%

Church & Dwight Co., Inc.                              6,450   $    180,987
---------------------------------------------------------------------------
                                                               $    180,987
---------------------------------------------------------------------------

HOUSEWARES -- 2.3%

Matthews International Corp.                          13,300   $    450,604
---------------------------------------------------------------------------
                                                               $    450,604
---------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATE -- 2.0%

Carlisle Companies, Inc.                               6,100   $    389,973
---------------------------------------------------------------------------
                                                               $    389,973
---------------------------------------------------------------------------

INSURANCE-PROPERTY AND CASUALTY -- 3.8%

Midland Co.                                            9,700   $    265,295
RLI Corp.                                              7,600        285,380
Triad Guaranty, Inc.(1)                                3,400        188,632
---------------------------------------------------------------------------
                                                               $    739,307
---------------------------------------------------------------------------

INSURANCE BROKERS -- 0.6%

Arthur J. Gallagher & Co.                              3,600   $    119,268
---------------------------------------------------------------------------
                                                               $    119,268
---------------------------------------------------------------------------

IT CONSULTING & SERVICES -- 3.8%

FactSet Research Systems, Inc.                         8,300   $    400,060
Manhattan Associates, Inc.(1)                         13,600        332,112
---------------------------------------------------------------------------
                                                               $    732,172
---------------------------------------------------------------------------

LEISURE-PRODUCTS -- 1.1%

Polaris Industries, Inc.                               4,000   $    223,280
---------------------------------------------------------------------------
                                                               $    223,280
---------------------------------------------------------------------------

MACHINERY-INDUSTRIAL -- 1.6%

Graco, Inc.                                            9,425   $    315,738
---------------------------------------------------------------------------
                                                               $    315,738
---------------------------------------------------------------------------

MEDICAL SERVICES / SUPPLIES -- 1.2%

Mentor Corp.                                           7,000   $    235,760
---------------------------------------------------------------------------
                                                               $    235,760
---------------------------------------------------------------------------

METALS-INDUSTRIAL -- 1.2%

Simpson Manufacturing Co., Inc.                        3,600   $    227,520
---------------------------------------------------------------------------
                                                               $    227,520
---------------------------------------------------------------------------

MULTI-UTILITIES -- 1.9%

Energen Corp.                                          7,300   $    376,315
---------------------------------------------------------------------------
                                                               $    376,315
---------------------------------------------------------------------------

OIL AND GAS-EQUIPMENT AND SERVICES -- 0.8%

CARBO Ceramics, Inc.                                   2,100   $    151,494
---------------------------------------------------------------------------
                                                               $    151,494
---------------------------------------------------------------------------

                        See notes to financial statements

SECURITY                                        SHARES         VALUE
---------------------------------------------------------------------------
OIL AND GAS-EXPLORATION AND PRODUCTION -- 1.0%

Houston Exploration Co.(1)                             3,400   $    201,790
---------------------------------------------------------------------------
                                                               $    201,790
---------------------------------------------------------------------------

PACKAGED FOODS -- 0.4%

Tootsie Roll Industries, Inc.                          2,827   $     82,605
---------------------------------------------------------------------------
                                                               $     82,605
---------------------------------------------------------------------------

PUBLISHING -- 0.9%

Lee Enterprises, Inc.                                  3,800   $    176,092
---------------------------------------------------------------------------
                                                               $    176,092
---------------------------------------------------------------------------

RESTAURANTS -- 1.9%

Sonic Corp.(1)                                        14,275   $    365,868
---------------------------------------------------------------------------
                                                               $    365,868
---------------------------------------------------------------------------

RETAIL-FOOD -- 1.9%

Casey's General Stores, Inc.                          11,300   $    210,067
Ruddick Corp.                                          8,300        163,012
---------------------------------------------------------------------------
                                                               $    373,079
---------------------------------------------------------------------------

SEMICONDUCTORS -- 0.9%

Power Integrations, Inc.(1)                            8,700   $    177,741
---------------------------------------------------------------------------
                                                               $    177,741
---------------------------------------------------------------------------

SERVICES-DIVERSIFIED COMMERCIAL -- 3.0%

ABM Industries, Inc.                                  19,260   $    388,089
G & K Services, Inc.                                   4,900        194,726
---------------------------------------------------------------------------
                                                               $    582,815
---------------------------------------------------------------------------

SPECIALTY STORE -- 1.9%

Aaron Rents, Inc.                                     16,650   $    362,304
---------------------------------------------------------------------------
                                                               $    362,304
---------------------------------------------------------------------------

WASTE MANAGEMENT -- 2.7%

Landauer, Inc.                                        11,100   $    520,923
---------------------------------------------------------------------------
                                                               $    520,923
---------------------------------------------------------------------------

TOTAL COMMON STOCKS
   (IDENTIFIED COST $14,707,462)                               $ 18,779,366
---------------------------------------------------------------------------

TOTAL INVESTMENTS -- 96.6%
   (IDENTIFIED COST $14,707,462)                               $ 18,779,366
---------------------------------------------------------------------------

OTHER ASSETS, LESS LIABILITIES -- 3.4%                         $    653,615
---------------------------------------------------------------------------

NET ASSETS -- 100.0%                                           $ 19,432,981
---------------------------------------------------------------------------

(1)  Non-income producing security.

                        See notes to financial statements

SMALL-CAP PORTFOLIO as of September 30, 2004
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF SEPTEMBER 30, 2004

ASSETS

Investments, at value (identified cost, $14,707,462)                     $ 18,779,366
Cash                                                                          743,102
Interest and dividends receivable                                              31,417
-------------------------------------------------------------------------------------
TOTAL ASSETS                                                             $ 19,553,885
-------------------------------------------------------------------------------------

LIABILITIES

Payable for investments purchased                                        $     94,814
Accrued expenses                                                               26,090
-------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                        $    120,904
-------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO INVESTORS' INTEREST IN PORTFOLIO                $ 19,432,981
-------------------------------------------------------------------------------------

SOURCES OF NET ASSETS

Net proceeds from capital contributions and withdrawals                  $ 15,361,077
Net unrealized appreciation (computed on the basis of identified cost)      4,071,904
-------------------------------------------------------------------------------------
TOTAL                                                                    $ 19,432,981
-------------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
SEPTEMBER 30, 2004

INVESTMENT INCOME

Dividends                                                                $    178,341
Interest                                                                        1,967
-------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                  $    180,308
-------------------------------------------------------------------------------------

EXPENSES

Investment adviser fee                                                   $    170,161
Trustees' fees and expenses                                                       153
Custodian fee                                                                  24,253
Legal and accounting services                                                  23,948
Miscellaneous                                                                     648
-------------------------------------------------------------------------------------
TOTAL EXPENSES                                                           $    219,163
-------------------------------------------------------------------------------------
Deduct --
   Reduction of investment adviser fee                                   $        777
-------------------------------------------------------------------------------------
TOTAL EXPENSE REDUCTIONS                                                 $        777
-------------------------------------------------------------------------------------

NET EXPENSES                                                             $    218,386
-------------------------------------------------------------------------------------

NET INVESTMENT LOSS                                                      $    (38,078)
-------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) --
   Investment transactions (identified cost basis)                       $    906,646
-------------------------------------------------------------------------------------
NET REALIZED GAIN                                                        $    906,646
-------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
   Investments (identified cost basis)                                   $  1,681,771
-------------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                     $  1,681,771
-------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN                                         $  2,588,417
-------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                               $  2,550,339
-------------------------------------------------------------------------------------

                        See notes to financial statements

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE)                                  YEAR ENDED            YEAR ENDED
IN NET ASSETS                                        SEPTEMBER 30, 2004    SEPTEMBER 30, 2003
---------------------------------------------------------------------------------------------
From operations --
   Net investment income (loss)                           $     (38,078)        $       3,848
   Net realized gain (loss)
      from investment transactions                              906,646              (891,851)
   Net change in unrealized appreciation
      (depreciation) from investments                         1,681,771             3,980,807
---------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM OPERATIONS                $   2,550,339         $   3,092,804
---------------------------------------------------------------------------------------------
Capital transactions --
   Contributions                                          $   7,664,333         $   8,156,160
   Withdrawals                                               (5,243,833)          (10,552,319)
---------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL TRANSACTIONS                                   $   2,420,500         $  (2,396,159)
---------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS                                $   4,970,839         $     696,645
---------------------------------------------------------------------------------------------

NET ASSETS

At beginning of year                                      $  14,462,142         $  13,765,497
---------------------------------------------------------------------------------------------
AT END OF YEAR                                            $  19,432,981         $  14,462,142
---------------------------------------------------------------------------------------------

                        See notes to financial statements

SUPPLEMENTARY DATA

                                                                                 YEAR ENDED SEPTEMBER 30,
                                                                        ----------------------------------------
                                                                            2004         2003       2002(1)
----------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA+

Ratios (As a percentage of average daily net assets):
   Net expenses                                                             1.28%        1.05%         0.92%(2)
   Net expenses after custodian fee reduction                               1.28%        1.05%         0.90%(2)
   Net investment income (loss)                                            (0.22)%       0.03%         0.23%(2)
Portfolio Turnover                                                            28%          54%           17%
----------------------------------------------------------------------------------------------------------------
Total Return                                                               17.15%       24.24%       (22.75)%
----------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S OMITTED)                                 $ 19,433     $ 14,462      $ 13,765
----------------------------------------------------------------------------------------------------------------
+  The operating expenses of the Portfolio reflect a reduction of the investment advisor fee. Had such actions not been
   taken, the ratios would have been as follows:
Ratios (As a percentage of average daily net assets):
   Expenses                                                                 1.29%        1.33%         1.65%(2)
   Expenses after custodian fee reduction                                   1.29%        1.33%         1.63%(2)
   Net investment loss                                                     (0.23)%      (0.25)%       (0.50)%(2)
----------------------------------------------------------------------------------------------------------------

(1) For the period from the start of business, April 30, 2002, to September 30, 2002.
(2)  Annualized.

                        See notes to financial statements

SMALL-CAP PORTFOLIO as of September 30, 2004
NOTES TO FINANCIAL STATEMENTS

1  SIGNIFICANT ACCOUNTING POLICIES

   Small-Cap Portfolio (the Portfolio) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Portfolio, which was organized as a trust under the laws of the State of New York on December 10, 2001, seeks to achieve long-term capital growth by investing in a diversified selection of common stocks of companies having market capitalizations within the range of companies comprising the Russell 2000 Index (small company stocks), emphasizing quality small companies whose stocks are considered to trade at attractive valuations relative to earnings or cash flow per share. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At September 30, 2004, the Eaton Vance-Atlanta Capital Small-Cap Fund held an approximate 86.1% interest in the Portfolio. In addition, one other investor owned a greater than 10% interest in the Portfolio (11.8% at September 30, 2004). The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

   A INVESTMENT VALUATION -- Securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on NASDAQ National Market System generally are valued at the official NASDAQ closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices therefore. Futures positions on securities and currencies generally are valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If short-term debt securities were acquired with a remaining maturity of more than 60 days, their amortized cost value will be based on their value on the sixty-first day prior to maturity. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. The daily valuation of foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Portfolio may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. Investments held by the Portfolio for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

   B INCOME -- Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

   C INCOME TAXES -- The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

   D EXPENSE REDUCTION -- Investors Bank & Trust Company (IBT) serves as custodian to the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Portfolio maintains with IBT. All significant credit balances used to reduce the Portfolio's custodian fees are reported as a reduction of total expenses on the Statement of Operations.

   E OTHER -- Investment transactions are accounted for on a trade date basis. Realized gains and losses are computed based on the specific identification of securities sold.

   F USE OF ESTIMATES -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

   G INDEMNIFICATIONS -- Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2  INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

   The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. Under the advisory agreement, BMR receives a monthly advisory fee equal to 1.00% annually of the average daily net assets of the Portfolio up to $500 million, and at reduced rates as daily net assets exceed that level. For the year ended September 30, 2004, the adviser fee amounted to $170,161. BMR has also agreed to reduce the investment adviser fee by an amount equal to that portion of commissions paid to broker dealers in execution of Portfolio security transactions that is consideration for third-party research services. For the period from May 1, 2004 to September 30, 2004, BMR waived $777 of its advisory fee. Pursuant to a sub-advisory agreement, BMR has delegated the investment management of the Portfolio to Atlanta Capital Management, LLC ("Atlanta Capital"), a majority-owned subsidiary of EVM. BMR pays Atlanta Capital a monthly fee for sub-advisory services provided to the Portfolio in the amount of 0.750% annually of average daily net assets up to $500 million, and at reduced rates as daily net assets exceed that level. Except as to Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee. Trustees of the Portfolio that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended September 30, 2004, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  INVESTMENT TRANSACTIONS

   Purchases and sales of investments, other than short-term obligations, aggregated $6,698,766 and $4,681,692, respectively, for the year ended September 30, 2004.

4  FEDERAL INCOME TAX BASIS OF UNREALIZED APPRECIATION (DEPRECIATION)

   The cost and unrealized appreciation (depreciation) in value of the investments owned at September 30, 2004, as computed on a federal income tax basis, were as follows:

   AGGREGATE COST                            $ 14,960,177
   ------------------------------------------------------
   Gross unrealized appreciation             $  4,184,455
   Gross unrealized depreciation                 (365,266)
   ------------------------------------------------------
   NET UNREALIZED APPRECIATION               $  3,819,189
   ------------------------------------------------------

5  LINE OF CREDIT

   The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participating portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended September 30, 2004.

SMALL-CAP PORTFOLIO as of September 30, 2004
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE TRUSTEES AND INVESTORS OF SMALL-CAP PORTFOLIO:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Small-Cap Portfolio (the Portfolio) as of September 30, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the supplementary data for each of the two years in the period then ended and for the period from the start of business, April 30, 2002, to September 30, 2002. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at September 30, 2004, by correspondence with the custodian and brokers; where replies were not received, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data present fairly, in all material respects, the financial position of the Small-Cap Portfolio at September 30, 2004, the results of its operations, the changes in its net assets and its supplementary data for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
November 17, 2004

EATON VANCE-ATLANTA CAPITAL SMALL-CAP FUND
MANAGEMENT AND ORGANIZATION

FUND MANAGEMENT. The Trustees of Eaton Vance Growth Trust (the Trust) and Small-Cap Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and Portfolio's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, "EVD" refers to Eaton Vance Distributors, Inc. and "Atlanta Capital" refers to Atlanta Capital Management Company, LLC. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolio's placement agent and a wholly-owned subsidiary of EVM.


                        POSITION(S)        TERM OF                                    NUMBER OF PORTFOLIOS
                          WITH THE       OFFICE AND                                     IN FUND COMPLEX
       NAME AND          TRUST AND        LENGTH OF          PRINCIPAL OCCUPATION(S)      OVERSEEN BY
    DATE OF BIRTH      THE PORTFOLIO       SERVICE           DURING PAST FIVE YEARS       TRUSTEE(1)        OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE

James B. Hawkes         Trustee of     Trustee of the    Chairman, President and              195               Director of EVC
11/9/41                 the Trust;    Trust since 1989;  Chief Executive Officer of
                        Trustee and      Trustee and     BMR, EVC, EVM and EV;
                       President of    President of the  Director of EV; Vice
                       the Portfolio   Portfolio since   President and Director of
                                            2001         EVD. Trustee and/or officer
                                                         of 195 registered
                                                         investment companies in the
                                                         Eaton Vance Fund Complex.
                                                         Mr. Hawkes is an interested
                                                         person because of his
                                                         positions with BMR, EVM,
                                                         EVC and EV, which are
                                                         affiliates of the Trust and
                                                         the Portfolio.

NONINTERESTED TRUSTEE(S)

Samuel L. Hayes, III      Trustee      Trustee of the    Jacob H. Schiff Professor            195          Director of Tiffany & Co.
2/23/35                               Trust since 1989;  of Investment Banking                             (specialty retailer) and
                                      of the Portfolio   Emeritus, Harvard                                       Telect, Inc.
                                         since 2001      University Graduate School                           (telecommunication
                                                         of Business Administration.                           services company)

William H. Park           Trustee        Since 2003      President and Chief                  195                    None
9/19/47                                                  Executive Officer, Prizm
                                                         Capital Management, LLC
                                                         (investment management
                                                         firm) (since 2002).
                                                         Executive Vice President
                                                         and Chief Financial
                                                         Officer, United Asset
                                                         Management Corporation ( a
                                                         holding company owning
                                                         institutional investment
                                                         management firms)
                                                         (1982-2001).

Ronald A. Pearlman        Trustee        Since 2003      Professor of Law,                    195                    None
7/10/40                                                  Georgetown University Law
                                                         Center (since 1999). Tax
                                                         Partner, Covington &
                                                         Burling, Washington, DC
                                                         (1991-2000).

Norton H. Reamer          Trustee      Trustee of the    President, Chief Executive           195                    None
9/21/35                               Trust since 1989;  Officer and a Director of
                                      of the Portfolio   Asset Management Finance
                                         since 2001      Corp. (a specialty finance
                                                         company serving the
                                                         investment management
                                                         industry) (since October
                                                         2003). President, Unicorn
                                                         Corporation (an investment
                                                         and financial advisory
                                                         services company) (since
                                                         September 2000). Formerly,
                                                         Chairman, Hellman, Jordan
                                                         Management Co., Inc. (an
                                                         investment management
                                                         company) (2000-2003).
                                                         Formerly, Advisory Director
                                                         of Berkshire Capital
                                                         Corporation (investment
                                                         banking firm) (2002-2003).
                                                         Formerly Chairman of the
                                                         Board, United Asset
                                                         Management Corporation (a
                                                         holding company owning
                                                         institutional investment
                                                         management firms) and
                                                         Chairman, President and
                                                         Director, UAM Funds (mutual
                                                         funds) (1980-2000).

Lynn A. Stout          Trustee        Trustee of the     Professor of Law, University           195                  None
9/14/57                               Trust since 1998;  of California at Los Angeles
                                      of the Portfolio   School of Law (since
                                      since 2001         July 2001). Formerly, Professor
                                                         of Law, Georgetown
                                                         University Law Center.

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                            POSITION(S)          TERM OF
                             WITH THE          OFFICE AND
       NAME AND              TRUST AND          LENGTH OF                            PRINCIPAL OCCUPATION(S)
     DATE OF BIRTH        THE PORTFOLIO          SERVICE                             DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------------------------------
Thomas E. Faust Jr.        President of     President of the    Executive Vice President of EVM, BMR, EVC and EV; Chief
5/31/58                     the Trust;      Trust since 2002;   Investment Officer of EVM and BMR and Director of EVC. Chief
                          Vice President    Vice President of   Executive Officer of Belair Capital Fund LLC, Belcrest Capital
                              of the          the Portfolio     Fund LLC, Belmar Capital Fund LLC, Belport Capital Fund LLC and
                             Portfolio        since 2001(2)     Belrose Capital Fund LLC (private investment companies sponsored by EVM). Officer of 58 registered investment companies managed by
                                                                EVM or BMR.

William O. Bell, IV       Vice President       Since 2004       Vice President of Atlanta Capital. Officer of 1 registered
7/26/73                       of the                            investment company managed by EVM or BMR.
                             Portfolio

Gregory L. Coleman        Vice President       Since 2001       Partner of Atlanta Capital. Officer of 10 registered investment
10/28/49                   of the Trust                         companies managed by EVM or BMR.

William R. Hackney, III   Vice President       Since 2001       Managing Partner and member of the Executive Committee of
4/12/48                       of the                            Atlanta Capital. Officer of 3 registered investment companies
                             Portfolio                          managed by EVM or BMR.

W. Matthew Hereford       Vice President       Since 2004       Vice President of Atlanta Capital. Previously, Portfolio Manager
6/21/72                       of the                            with INVESCO (1998-2002). Officer of 1 registered investment
                             Portfolio                          company managed by EVM or BMR.

Charles B. Reed           Vice President       Since 2001       Vice President of Atlanta Capital. Officer of 2 registered
10/9/65                       of the                            investment companies managed by EVM or BMR.
                             Portfolio

James A. Womack           Vice President       Since 2001       Vice President of Atlanta Capital. Officer of 10 registered
11/20/68                   of the Trust                         investment companies managed by EVM or BMR.

Alan R. Dynner               Secretary      Secretary of the    Vice President, Secretary and Chief Legal Officer of BMR, EVM,
10/10/40                                    Trust since 1997;   EVD, EV and EVC. Officer of 195 registered investment companies
                                            of the Portfolio    managed by EVM or BMR.
                                               since 2001

Kristin S. Anagnost       Treasurer of        Since 2002(2)     Assistant Vice President of EVM and BMR. Officer of
6/12/65                   the Portfolio                         108 registered investment companies managed by EVM or BMR.

James L. O'Connor          Treasurer of      Treasurer since    Vice President of BMR, EVM and EVD. Officer of 116 registered
4/1/45                      the Trust             1989          investment companies managed by EVM or BMR.

Paul M. O'Neil                Chief            Since 2004       Vice President of EVM and BMR. Officer of 195 registered
7/11/53                     Compliance                          investment companies managed by EVM or BMR.
                             Officer

(1)  Includes both master and feeder funds in a master-feeder structure.

(2) Prior to 2002, Mr. Faust served as Vice President of the Trust since 1999 and Ms. Anagnost served as Assistant Treasurer of the Portfolio since 2001.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge by calling 1-800-225-6265.

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

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

                    INVESTMENT ADVISER OF SMALL-CAP PORTFOLIO
                         BOSTON MANAGEMENT AND RESEARCH
                            The Eaton Vance Building
                                255 State Street
                                Boston, MA 02109

                       SUB-ADVISER OF SMALL-CAP PORTFOLIO
                     ATLANTA CAPITAL MANAGEMENT COMPANY, LLC
                           1349 West Peachtree Street
                                   Suite 1600
                                Atlanta, GA 30309

           ADMINISTRATOR OF EATON VANCE-ATLANTA CAPITAL SMALL-CAP FUND
                             EATON VANCE MANAGEMENT
                            The Eaton Vance Building
                                255 State Street
                                Boston, MA 02109

                              PRINCIPAL UNDERWRITER
                         EATON VANCE DISTRIBUTORS, INC.
                            The Eaton Vance Building
                                255 State Street
                                Boston, MA 02109
                                 (617) 482-8260

                                    CUSTODIAN
                         INVESTORS BANK & TRUST COMPANY
                              200 Clarendon Street
                                Boston, MA 02116

                                 TRANSFER AGENT
                                    PFPC INC.
                             Attn: Eaton Vance Funds
                                  P.O. Box 9653
                            Providence, RI 02940-9653
                                 (800) 262-1122

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                              DELOITTE & TOUCHE LLP
                               200 Berkeley Street
                              Boston, MA 02116-5022

                   EATON VANCE-ATLANTA CAPITAL SMALL-CAP FUND
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                BOSTON, MA 02109

   This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.

1452-11/04                                                          ASCSRC

ITEM 2.  CODE OF ETHICS

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

The registrant's Board has designated William H. Park, Samuel L. Hayes, III and Norton H. Reamer, each an independent trustee, as its audit committee financial experts. Mr. Park is a certified public accountant who is the President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm). Previously, he served as Executive Vice President and Chief Financial Officer of United Asset Management Corporation ("UAM") (a holding company owning institutional investment management firms). Mr. Hayes is the Jacob H. Schiff Professor of Investment Banking Emeritus of the Harvard University Graduate School of Business Administration. Mr. Reamer is the President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) and is President of Unicorn Corporation (an investment and financial advisory services company). Formerly, Mr. Reamer was Chairman of Hellman, Jordan Management Co., Inc. (an investment management company) and Advisory Director of Berkshire Capital Corporation (an investment banking firm), Chairman of the Board of UAM and Chairman, President and Director of the UAM Funds (mutual funds).

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) -(d)

Each of Eaton Vance Atlanta Capital Intermediate Bond Fund, Eaton Vance Atlanta Capital Large-Cap Growth Fund and Eaton Vance Atlanta Capital Small-Cap Fund (the "Fund(s)") is a series of Eaton Vance Growth Trust (the "Trust"), a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. Including the Funds, the Trust contains a total of 8 series (collectively, the "Series"). This Form N-CSR relates to the Fund's annual reports.

The following tables present the aggregate fees billed to each Fund for the Fund's respective fiscal years ended September 30, 2003 and September 30, 2004 by the Fund's principal accountant for professional services rendered for the audit of the Fund's annual financial statements and fees billed for other services rendered by the principal accountant during those periods.

Eaton Vance Atlanta Capital Intermediate Bond Fund

FISCAL YEARS ENDED                           9/30/03        9/30/04
----------------------------------------------------------------------
Audit Fees                                 $     18,334   $     19,034

Audit-Related Fees(1)                      $          0   $          0

Tax Fees(2)                                $      6,000   $      6,100

All Other Fees(3)                          $          0   $          0
                                           ------------   ------------
Total                                      $     24,334   $     25,134
                                           ============   ============

Eaton Vance Atlanta Capital Large-Cap Growth Fund

FISCAL YEARS ENDED                           9/30/03        9/30/04
----------------------------------------------------------------------
Audit Fees                                 $     11,330   $     10,032

Audit-Related Fees(1)                      $          0   $          0

Tax Fees(2)                                $      5,600   $      5,800

All Other Fees(3)                          $          0   $          0
                                           ------------   ------------
Total                                      $     16,930   $     15,832
                                           ============   ============

Eaton Vance Atlanta Capital Small-Cap Fund

FISCAL YEARS ENDED                           9/30/03        9/30/04
----------------------------------------------------------------------
Audit Fees                                 $     10,609   $      8,899

Audit-Related Fees(1)                      $          0   $          0

Tax Fees(2)                                $      5,600   $      5,800

All Other Fees(3)                          $          0   $          0
                                           ------------   ------------
Total                                      $     16,209   $     14,699
                                           ============   ============

(1) Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2) Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3) All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

The various Series comprising the Trust have differing fiscal year ends (August 31 or September 30). In addition, the Series differ as to principal accountant; i.e., certain Series have PricewaterhouseCoopers LLP ("PWC) as a principal accountant and other Series have Deloitte & Touche LLP ("D&T") as a principal accountant. The following table presents the aggregate audit, audit-related, tax, and other fees billed to all of the Series in the Trust by each Series' respective principal accountant for the last two fiscal years of each Series.

FISCAL YEARS                   8/31/03                   9/30/03                   8/31/04                  9/30/04
ENDED                     PWC          D&T          PWC          D&T          PWC          D&T          PWC          D&T
----------------------------------------------------------------------------------------------------------------------------
AUDIT FEES             $   62,700   $   11,433   $        0   $   32,600   $   64,050   $   19,570   $        0   $   32,840

AUDIT-RELATED FEES(1)           0            0            0            0            0            0            0            0

TAX FEES(2)                27,350       10,400            0       28,400       28,025       10,600            0       17,700

ALL OTHER FEES(3)               0            0            0            0            0            0            0            0

                       -----------------------------------------------------------------------------------------------------
TOTAL                  $   90,050   $   21,833   $        0   $   61,000   $   92,075   $   30,170   $        0   $   50,540
                       =====================================================================================================

(1) Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2) Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3) All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

During the fiscal year ended September 30, 2004, $35,000 was billed by D&T, the principal accountant for certain of the Series, for work done in connection with its Rule 17Ad-13 examination of Eaton Vance Management's assertion that it has maintained an effective internal control structure over the sub-transfer agent and registrar functions, such services being pre-approved in accordance with Rule 2-01(c) (7) (ii) of Regulation S-X.

(e)(1) The registrant's audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant's principal accountant (the "Pre-Approval Policies"). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies
(i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant's audit committee at least annually. The registrant's audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant's principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant's audit committee pursuant to the "de minimis exception" set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to all of the Series in the Trust by each Series' respective principal accountant (either PWC or D&T) for the last two fiscal years of each Series; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by PWC and D&T for the last two fiscal years of each Series.

FISCAL
YEARS                          8/31/03                   9/30/03                  8/31/04                   9/30/04
ENDED                     PWC          D&T          PWC          D&T          PWC          D&T          PWC          D&T
----------------------------------------------------------------------------------------------------------------------------
REGISTRANT(1)          $   27,350   $   10,400   $        0   $   28,400   $   28,025   $   10,600   $        0   $   17,700

EATON VANCE(2)         $        0   $  435,295   $        0   $  448,295   $    4,490   $  291,084   $   84,490   $  329,084

(1)  Includes all of the Series in the Trust.

(2) Certain of the Series are "feeder" fund in a "master-feeder" fund structure. Various subsidiaries of Eaton Vance Corp. act in either an investment advisory and/or service provider capacity with respect to the Series and/or their respective "master" funds.

(h) The registrant's audit committee has considered whether the provision by the registrant's principal accountant of non-audit services to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c) (7) (ii) of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

Not required in this filing.

ITEM 6.  SCHEDULE OF INVESTMENTS

Please see schedule of investments contained in the Reports to Stockholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not required in this filing.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not required in this filing.

ITEM 9.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Effective February 9, 2004, the Governance Committee of the Board of Trustees formalized the procedures by which a Fund's shareholders may recommend nominees to the registrant's Board of Trustees. The Governance Committee shall, when identifying candidates for the position of Independent Trustee, consider any such candidate recommended by a shareholder of a Fund if such recommendation contains sufficient background information concerning the candidate, and is received in a sufficiently timely manner (and in any event no later than the date specified for receipt of shareholder proposals in any applicable proxy statement with respect to a Fund). Shareholders shall be directed to address any such recommendations to the attention of the Governance Committee, c/o the Secretary of the Fund.

ITEM 10. CONTROLS AND PROCEDURES

(a) It is the conclusion of the registrant's principal executive officer and principal financial officer that the effectiveness of the registrant's current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission's rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant's principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant's internal controls over financial reporting during the period that has materially affected, or is reasonably likely to materially affect the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS

(a)(1)       Registrant's Code of Ethics - Not applicable (please see Item 2).
(a)(2)(i)    Treasurer's Section 302 certification.
(a)(2)(ii)   President's Section 302 certification.
(b)          Combined Section 906 certification.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EATON VANCE GROWTH TRUST

By:   /s/ Thomas E. Faust Jr.
      -----------------------
      Thomas E. Faust Jr.
      President


Date: November 17, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:   /s/ James L. O'Connor
      ---------------------
      James L. O'Connor
      Treasurer


Date: November 17, 2004


By:   /s/ Thomas E. Faust Jr.
      Thomas E. Faust Jr.
      President


Date: November 17, 2004